Annual Report
                              December 31, 1995
                         The Phoenix Edge Series Fund

                              MONEY MARKET SERIES

   The Money Market Series performed solidly during 1995. On December 31, the Fund's current yield was 5.62%. This compares favorably with the 5.15% average yield of taxable money market funds reported by Donoghue's Money Fund Report.

   The short-term markets were relatively quiet in 1995, as the Federal Reserve Board gradually shifted from a restrictive monetary policy to a more neutral stance. The Fed hiked short-term rates 50 basis points in February and then reversed itself with two 25 basis point cuts in July and December when it became evident the economy had weakened and inflation remained subdued. Currently, most observers expect the Fed to continue easing once the budget problems in Washington are resolved.

   In anticipation of the Fed's easing, we continue to look for opportunities to extend portfolio maturities where appropriate. We are also maintaining our focus on floating-rate securities, which have been strong contributors to the portfolio over this reporting period. Given the past uncertainties concerning monetary policy and the trend for lower long-term rates, we believe this is an appropriate investment strategy.

[typeset representation of line chart]

               Donoghue Money Fund Report*   Money Market Series
1/31/95        5.2%                          5.47%
2/28/95        5.41                          5.74
3/31/95        5.48                          5.73
4/30/95        5.49                          5.61
5/31/95        5.46                          5.73
6/30/95        5.43                          5.5
7/31/95        5.33                          5.46
8/31/95        5.23                          5.49
9/30/95        5.19                          5.43
10/31/95       5.17                          5.36
11/30/95       5.17                          5.41
12/31/95       5.15                          5.62

[end chart]

The above graph covers the period from January 31, 1995 to December 31, 1995. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither issued nor guaranteed by the U.S. Government, and there can be no assurance the Series will be able to maintain a stable net asset value at $10.00 per share.
*Average monthly yield of taxable Money Market Funds as reported by Donoghue's Money Fund Report.

                           SCHEDULE OF INVESTMENTS
                              December 31, 1995
 FACE
VALUE                                     INTEREST   MATURITY
(000)              DESCRIPTION               RATE      DATE         VALUE
 -----   --------------------------------   -------   --------   -------------
FEDERAL AGENCY SECURITIES--10.0%
$4,000  Federal Home Loan Banks              6.10%   01/02/96    $ 3,999,322
 2,000  Federal National Mortgage
          Association                        5.50    01/08/96      1,997,861
   830  Federal Home Loan Banks              6.52    01/19/96        827,294
 3,500  Federal Home Loan Banks              7.15    01/26/96      3,500,039
                                                                   -----------
TOTAL FEDERAL AGENCY SECURITIES                                   10,324,516
                                                                 ------------
                                                       RESET
                                                       DATE
                                                        ------
FEDERAL AGENCY SECURITIES--VARIABLE--22.1% (b)
 3,000  Student Loan Marketing Assoc.
          (final maturity 08/16/96)          5.86    01/02/96      3,000,000
 1,500  Federal Farm Credit Banks (final
          maturity 02/24/97)                 5.76    01/02/96      1,499,430
 4,500  Federal Farm Credit Banks (final
          maturity 07/24/00)                 5.79    01/02/96      4,502,315
 1,500  Federal Home Loan Banks (final
          maturity 06/15/96)                 5.85    01/02/96      1,501,400
 1,500  Federal Home Loan Banks (final
          maturity 01/14/97)                 5.95    01/02/96      1,500,000
   500  Student Loan Marketing Assoc.
          (final maturity 07/19/96)          5.20    01/03/96        500,000
 2,500  Student Loan Marketing Assoc.
          (final maturity 11/24/97)          5.22    01/03/96      2,500,000
 1,500  Student Loan Marketing Assoc.
          (final maturity 11/10/98)          5.24    01/03/96      1,497,740
 2,000  Student Loan Marketing Assoc.
          (final maturity 01/11/96)          5.25    01/03/96      2,000,000
 1,000  Student Loan Marketing Assoc.
          (final maturity 02/22/99)          5.25    01/03/96      1,000,000
 1,600  Student Loan Marketing Assoc.
          (final maturity 10/30/97)          5.40    01/03/96      1,601,618
 1,650  Federal National Mortgage Assoc.
          (final maturity 12/14/98)          5.68    03/14/96      1,647,331
                                                                   -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                         22,749,834
                                                                 ------------

                      See Notes to Financial Statements

                                      2-2

                               MONEY MARKET SERIES

                              STANDARD
 FACE                         & POOR'S
VALUE                          RATING  INTEREST  MATURITY
(000)       DESCRIPTION     (Unaudited)   RATE     DATE        VALUE
 -----   -------------------   --------  ------   -------   ------------
MEDIUM-TERM NOTES--VARIABLE--4.1% (b)
$1,450  General Electric
          Capital Corp.         AAA       5.62%  07/26/96   $  1,451,004
 2,800  General Electric
          Capital Corp.         A-1+      5.87   08/22/96      2,801,007
                                                               ---------
TOTAL MEDIUM-TERM NOTES--VARIABLE                              4,252,011
                                                             ----------
COMMERCIAL PAPER--59.0%
   770  AT&T Corp.              A-1+      5.81   01/02/96        769,876
 3,695  Vermont American
          Corp.                 A-1+      5.85   01/03/96      3,693,799
 1,500  McDonald's Corp.        A-1+      5.95   01/08/96      1,498,265
 3,000  Bellsouth
          Telecommunications,
          Inc.                  A-1+      5.75   01/09/96      2,996,167
 1,500  Corporate Asset
          Securitization
          Australia Ltd.,
          Inc.                  A-1+      5.80   01/10/96      1,497,825
 1,000  Asset
          Securitization
          Cooperative Corp.     A-1+      5.78   01/11/96        998,394
   800  Esc Securitization,
          Inc.                  A-1+      5.85   01/12/96        798,570
 2,300  Kimberly-Clark
          Corp.                 A-1+      5.80   01/12/96      2,295,924
   250  Receivable Capital
          Corp.                 A-1       5.75   01/12/96        249,561
 2,060  Abbott Laboratories     A-1+      5.70   01/16/96      2,055,108
   255  AT&T Corp.              A-1+      5.73   01/16/96        254,391
 3,580  First Deposit
          Funding Trust         A-1+      5.80   01/16/96      3,571,348
   500  Corporate Asset
          Securitization
          Australia Ltd.,
          Inc.                  A-1+      5.80   01/17/96        498,711
 1,000  Greenwich Funding
          Corp.                 A-1+      5.75   01/17/96        997,444
 2,063  Greenwich Funding
          Corp.                 A-1+      5.75   01/17/96      2,057,728
 2,600  TDK USA Corp.           A-1+      5.74   01/17/96      2,593,367
 4,000  Exxon Imperial
          U.S., Inc.            A-1+      5.80   01/18/96      3,989,044
 2,310  Gannett Co.             A-1       5.75   01/19/96      2,303,359
 2,100  Gannett Co.             A-1       5.75   01/22/96      2,092,956
 4,100  Receivables Capital
          Corp.                 A-1       5.81   01/22/96      4,086,104
 1,600  H.J. Heinz Co.          A-1       5.75   01/29/96      1,592,844
 2,185  Kimberly-Clark
          Corp.                 A-1+      5.65   01/30/96      2,175,055
   220  Kimberly-Clark
          Corp.                 A-1+      5.58   02/01/96        218,943
 2,000  CXC, Inc.               A-1       5.65   02/02/96      1,989,956
   475  H.J. Heinz Co.          A-1       5.72   02/02/96        472,585
 2,390  H.J. Heinz Co.          A-1       5.57   02/05/96      2,377,058
 1,500  Bellsouth
          Telecommunications,
          Inc.                  A-1+      5.68   02/09/96      1,490,770
 1,500  Preferred
          Receivables
          Funding Corp.         A-1       5.71   02/13/96      1,489,770
   900  First Deposit
          Funding Trust         A-1+      5.70   02/16/96        893,445
 2,855  Ameritech Capital
          Funding Corp.         A-1+      5.58   02/23/96      2,831,546
 3,500  Corporate
          Receivables           A-1       5.55   02/29/96      3,468,165
 2,500  E.I. du Pont de
          Nemours & Co.         A-1+      5.53   07/23/96      2,421,658
                                                               ---------
TOTAL COMMERCIAL PAPER                                        60,719,736
                                                             ----------
CERTIFICATES OF DEPOSIT-CALLABLE NOTE--1.0%
 1,000  Societe Generale NY               5.95   07/15/96      1,000,000
                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT                                  1,000,000
                                                             ----------
TOTAL INVESTMENTS--96.2%
(Identified cost $99,046,097)                                 99,046,097((a))
Cash and receivables, less liabilities--3.8%                   3,897,340
                                                             ----------
NET ASSETS--100.0%                                          $102,943,437
                                                             ==========

((a)) Federal Income Tax Information: At December 31, 1995 the aggregate cost of securities was the same for book and tax purposes.

((b)) Variable rate demand note. The interest rates shown reflect the rate currently in effect. The maturity dates shown reflect the next interest rate reset dates.

                      See Notes to Financial Statements

                                      2-3

                              MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at value
  (Identified cost $99,046,097)                            $ 99,046,097
 Cash                                                         3,582,584
 Interest receivable                                            394,186
                                                            ------------
  Total assets                                              103,022,867
                                                            ------------
Liabilities
 Investment advisory fee                                         31,969
 Financial agent fee                                              4,795
 Trustee fee                                                      3,056
 Accrued expenses                                                39,610
                                                            ------------
  Total liabilities                                              79,430
                                                            ------------
Net Assets                                                 $102,943,437
                                                            ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest          $102,914,345
 Undistributed net investment income                             29,092
                                                            ------------
Net Assets                                                 $102,943,437
                                                            ============
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization                                    10,291,434
                                                            ============
Net asset value and offering price per share                     $10.00
                                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

Investment Income
 Interest                                                   $5,551,168
                                                            ------------
  Total investment income                                    5,551,168
                                                            ------------
Expenses
 Investment advisory fee                                       352,030
 Financial agent fee                                            54,605
 Printing                                                       20,477
 Audit                                                          19,493
 Custodian                                                      19,669
 Trustees' fee                                                  14,550
 Miscellaneous                                                   4,054
                                                            ------------
  Total expenses                                               484,878
  Custodian fees paid indirectly                                (4,119)
                                                            ------------
  Net expenses                                                 480,759
                                                            ------------
  Net investment income                                      5,070,409
                                                            ------------
Net increase in net assets resulting from operations        $5,070,409
                                                            ============

                      See Notes to Financial Statements

                                      2-4

                              MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year           Year
                                                   Ended           Ended
                                                  12/31/95       12/31/94
                                                ------------   -------------
From Operations
 Net investment income                         $   5,070,409   $   3,392,083
 Net realized gain                                   --                  100
                                                  ----------    ------------
  Net increase in net assets resulting from
  operations                                       5,070,409       3,392,183
                                                  ----------    ------------
From Distributions to Shareholders
 Net investment income                            (5,055,199)     (3,378,211)
 Net realized gains                                  --                  (94)
                                                  ----------    ------------
  Decrease in net assets from distributions
  to shareholders                                 (5,055,199)     (3,378,305)
                                                  ----------    ------------
From Shares of Beneficial Interest
  Transactions
 Proceeds from sales of shares (19,415,954
  and 23,586,003 shares, respectively)           194,159,531     235,860,031
 Net asset value of shares issued from
  reinvestment of distributions
   (505,520 and 337,830 shares, respectively)      5,055,199       3,378,305
 Cost of shares repurchased (19,087,235 and
  21,761,240 shares, respectively)              (190,872,354)   (217,612,379)
                                                  ----------    ------------
  Increase in net assets from share
  transactions                                     8,342,376      21,625,957
                                                  ----------    ------------
  Net increase in net assets                       8,357,586      21,639,835
Net Assets
 Beginning of period                              94,585,851      72,946,016
                                                  ----------    ------------
 End of period (including undistributed net
  investment income of $29,092 and
   $13,882, respectively)                      $ 102,943,437   $  94,585,851
                                                  ==========    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                   Year ended December 31,
                     1995            1994           1993       1992    1991
                --------------    ------------  ------------  -----   -------
Net asset
  value,
  beginning of
  period           $  10.00        $ 10.00        $ 10.00   $ 10.00   $ 10.00
Income from
  investment
  operations
 Net
  investment
  income               0.56           0.38((1))      0.28((1))    0.35    0.58
                   ------------    ----------     ----------     ---    -----
  Total from
  investment
  operations           0.56           0.38           0.28      0.35      0.58
                   ------------    ----------     ----------     ---    -----
Less
  distributions
 Dividends
  from net
  investment
  income              (0.56)         (0.38)         (0.28)    (0.35)    (0.58)
                   ------------    ----------     ----------     ---    -----
  Total
  distributions       (0.56)         (0.38)         (0.28)    (0.35)    (0.58)
                   ------------    ----------     ----------     ---    -----
Net asset
  value, end
  of period        $  10.00        $ 10.00        $ 10.00   $ 10.00   $ 10.00
                   ============    ==========     ==========     ===    =====
Total return           5.55%          3.77%          2.80%     3.50%     5.80%
Ratios/supplemental
  data:
Net assets,
  end of
  period
  (thousands)      $102,943        $94,586        $72,946   $69,962   $51,692
Ratio to
  average net
  assets of:
 Operating
  expenses             0.53%((2))     0.55%          0.55%     0.50%     0.50%
 Net
  investment
  income               5.57%          3.85%          2.84%     3.49%     5.76%

((1)) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.

((2)) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                      See Notes to Financial Statements

                                      2-5

                                 GROWTH SERIES

   The Fund made strong absolute gains over the reporting period. For the year ended December 31, 1995, the Fund provided a total return of 30.85%. Despite this performance the Fund trailed the Standard & Poor's 500 Composite Index which returned 37.51% for the year. (All of these figures assume reinvestment of any distributions.)

   In the final analysis, 1995 will be viewed as a remarkable year for stocks and for many large capitalization growth stocks in particular. During both the first and fourth calendar quarters, investors opted for the relative safety and predictability of such large cap names. Early in 1995, the Mexican peso crisis and the weakness of the U.S. dollar led investors towards a more conservative investment posture. Similarly, as recession odds slowly crept higher late in the year, investors again shunned more volatile and unpredictable stocks in favor of a small basket of steady growers. Technology stocks garnered most of the investment headlines, but despite a meteoric rise in the first half, their gains were pared significantly by yearend.

   In terms of specific portfolio contribution, several factors influenced the Fund's relative underperformance. During the first half of the year an underweighting in the financial services sector, combined with a portfolio shift away from several of the largest S&P 500 stocks, held performance back. Underweighting in consumer staples also constrained performance. The portfolio was aided by strong performance in the health care sector, where sector weightings were increased throughout the year. Although the technology sector was volatile, the portfolio's technology holdings were strong contributors to performance. It should be mentioned that technology holdings were reduced significantly by yearend. While we are optimistic that many important environmental changes will continue to be driven by improvements in the technology arena, we are also mindful that this group may not be immune from an economic slowdown or decline in capital spending.

   Looking into 1996, we expect corporate earnings gains to be moderate. As the 1992-1995 period marks the first time that S&P 500 earnings have exceeded 10% in four consecutive years since World War II and given that corporate profit margins are at record highs, we believe it is prudent to take a more cautious view toward the new year. Yet with inflation still under control and with the Federal Reserve poised to take further steps towards loosening the monetary reins, the stock market can clearly make further gains. We believe that solid opportunities continue to exist in many predictable and strong growth firms.

[typeset representation of line chart]

                 S&P 500       Growth
               Stock Index     Series
12/31/85         10000         10000
12/31/86         11821         12015
12/31/87         12433         12862
12/31/88         14485         13354
12/31/89         19038         18170
12/31/90         18429         18894
12/31/91         24059         27175
12/31/92         25909         29971
12/31/93         28500         35872
12/31/94         28877         36403
12/31/95         39708         47633

[end chart]

Average Annual Total Returns for Periods Ending 12/31/95

                         1 Year         5 Years        10 Years
---------------------------------------------------------------
Growth Series            30.85%         20.29%         16.89%
---------------------------------------------------------------
S&P 500 Index*           37.51%         16.59%         14.79%
---------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/85. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                                      2-6

                                 GROWTH SERIES

                           SCHEDULE OF INVESTMENTS
                              December 31, 1995

                                                 SHARES        VALUE
                                                 -------   -------------
COMMON STOCKS--86.4%
Aerospace & Defense--1.6%
 Boeing Company                                   200,000   $ 15,675,000
                                                            ------------
Banks--1.4%
 Chase Manhattan Corp.                            234,000     14,186,250
                                                            ------------
Chemical--1.0%
 Monsanto Co.                                      80,000      9,800,000
                                                            ------------
Chemical--Specialty--1.1%
 Morton International, Inc.                       300,000     10,762,500
                                                            ------------
Computer Software & Services--4.3%
 Adobe Systems, Inc.                              210,000     13,020,000
 BBN Corp. (b)                                    271,000     11,144,875
 Oracle Systems Corp. (b)                         222,000      9,407,250
 Sybase, Inc. (b)                                 258,000      9,288,000
                                                            ------------
                                                              42,860,125
                                                            ------------
Diversified Financial Services--5.1%
 Dean Witter Discover & Co.                       200,000      9,400,000
 Morgan Stanley Group, Inc.                       115,000      9,271,875
 Student Loan Marketing Assoc.                    170,000     11,198,750
 Travelers Group, Inc.                            330,000     20,748,750
                                                            ------------
                                                              50,619,375
                                                            ------------
Electronics--1.8%
 Intel Corp.                                      169,000      9,590,750
 Oak Technology, Inc. (b)                         179,200      7,571,200
                                                            ------------
                                                              17,161,950
                                                            ------------
Engineering & Construction--1.3%
 Fluor Corp.                                      200,000     13,200,000
                                                            ------------
Entertainment, Leisure & Gaming--3.8%
 Viacom, Inc. Class B (b)                         535,000     25,345,625
 Walt Disney Co.                                  200,000     11,800,000
                                                            ------------
                                                              37,145,625
                                                            ------------
Food--1.7%
 Nabisco Holdings Corp. Class A                   360,800     11,771,100
 Wrigley (WM) Jr. Co.                              88,000      4,620,000
                                                            ------------
                                                              16,391,100
                                                            ------------
Healthcare--Diversified--1.1%
 Bristol-Myers Squibb Co.                         129,000     11,077,875
                                                            ------------
Healthcare--Drugs--5.7%
 Amgen, Inc. (b)                                  416,600     24,735,625
 Biogen, Inc. (b)                                 325,000     19,987,500
 Genzyme Corp. (b)                                  3,000        187,125
 Pharmacia & Upjohn, Inc.                         300,000     11,625,000
                                                            ------------
                                                              56,535,250
                                                            ------------
Hospital Management & Services--5.4%
 Columbia/HCA Healthcare Corp.                    250,000     12,687,500
 PhyCor, Inc. (b)                                 198,750     10,049,297
 United Healthcare Corp.                          165,000     10,807,500
 US Healthcare, Inc.                              225,000     10,462,500
 Vencor, Inc. (b)                                 275,000      8,937,500
                                                            ------------
                                                              52,944,297
                                                            ------------
Insurance--6.4%
 Aetna Life & Casualty Co.                        403,500     27,942,375
 Cigna Corp.                                      174,000     17,965,500
 Prudential Reinsurance Holdings, Inc.            747,000     17,461,125
                                                            ------------
                                                              63,369,000
                                                            ------------
Machinery--2.7%
 Case Corp.                                       225,000     10,293,750
 Deere & Co.                                      465,000     16,391,250
                                                            ------------
                                                              26,685,000
                                                            ------------
Medical Products & Supplies--4.9%
 Baxter International, Inc.                       415,000   $ 17,378,125
 Boston Scientific Corp. (b)                      220,000     10,780,000
 Guidant Corp.                                    330,500     13,963,625
 Medtronic, Inc.                                  100,000      5,587,500
                                                            ------------
                                                              47,709,250
                                                            ------------
Natural Gas--3.3%
 Anadarko Petroleum Corp.                         325,000     17,590,625
 Apache Corp.                                     520,700     15,360,650
                                                            ------------
                                                              32,951,275
                                                            ------------
Office & Business Equipment--1.1%
 Sun Microsystems, Inc. (b)                       230,000     10,493,750
                                                            ------------
Oil Service & Equipment--4.8%
 BJ Services Co. (b)                              511,000     14,819,000
 Diamond Offshore Drilling (b)                     95,000      3,206,250
 Halliburton Co.                                  190,000      9,618,750
 Schlumberger Ltd.                                281,000     19,459,250
                                                            ------------
                                                              47,103,250
                                                            ------------
Paper & Forest Products--1.7%
 Kimberly Clark Corp.                             200,000     16,550,000
                                                            ------------
Pollution Control--1.5%
 WMX Technologies, Inc.                           495,000     14,788,125
                                                            ------------
Professional Services--1.0%
 Mobile Telecommunications Technology Corp.
  (b)                                             460,000      9,832,500
                                                            ------------
Publishing, Broadcasting, Printing & Cable--1.3%
 Tele-Communications TCI (b)                      620,000     12,322,500
                                                            ------------
Retail--2.9%
 Federated Department Stores, Inc. (b)            315,000      8,662,500
 Gap (The), Inc.                                  200,000      8,400,000
 Staples, Inc. (b)                                475,000     11,578,125
                                                            ------------
                                                              28,640,625
                                                            ------------
Telecommunications Equipment--9.6%
 3Com Corp. (b)                                   402,000     18,743,250
 Bay Networks, Inc. (b)                           616,750     25,363,844
 Cisco Systems, Inc. (b)                          185,000     13,805,625
 Glenayre Technologies, Inc. (b)                  225,000     14,006,250
 Newbridge Networks Corp. (b)                     280,000     11,585,000
 Stratacom, Inc. (b)                              155,000     11,392,500
                                                            ------------
                                                              94,896,469
                                                            ------------
Tobacco--0.9%
 Philip Morris Companies, Inc.                    100,000      9,050,000
                                                            ------------
Utility--Telephone--9.0%
 AT&T Corp.                                       300,000     19,425,000
 Frontier Corp.                                   425,000     12,750,000
 MCI Communications Corp.                         570,000     14,891,250
 MFS Communications, Inc. (b)                     134,000      7,135,500
 Mobilemedia Corp. (b)                            556,000     12,371,000
 Paging Network, Inc. (b)                         910,000     22,181,250
                                                            ------------
                                                              88,754,000
                                                            ------------
TOTAL COMMON STOCKS
(Identified cost $746,420,615)                               851,505,091
                                                            ------------
FOREIGN COMMON STOCKS--3.9%
Computer Software & Services--0.8%
 Standard Application Software AG-Vorzug
  (Germany)                                        52,450      7,952,468
                                                            ------------
Oil--0.4%
 YPF Sociedad Anonima ADR (Argentina)             200,000      4,325,000
                                                            ------------
Publishing, Broadcasting, Printing & Cable--1.2%
 News Corp. Ltd. Preference ADR (Australia)       592,000     11,396,000
                                                            ------------
Telecommunications Equipment--0.8%
 Ericsson L.M. Telephone Co. Class B ADR
  (Sweden)                                        390,000      7,605,000
                                                            ------------
                       See Notes to Financial Statements

                                      2-7

                                                 SHARES        VALUE
                                                 -------   -------------
Utility--Telephone--0.7%
 Telecom Italia Mobile-DRNC (Italy) (b)         6,900,000   $  7,245,000
                                                            ------------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $34,046,370)                                 38,523,468
                                                            ------------
TOTAL LONG-TERM INVESTMENTS--90.3%
(Identified cost $780,466,985)                               890,028,559
                                                            ------------

                                       STANDARD
                                       & POOR'S     PAR
                                       RATING      VALUE
                                      (Unaudited)  (000)
                                        -------   -------
SHORT-TERM OBLIGATIONS--9.9%
Commercial Paper--9.9%
 AT&T Corp. 5.75%, 1-3-96                  A-1+    $7,620      7,617,566
 McDonald's Corp. 5.63%, 1-4-96            A-1+     6,095      6,092,140
 Gannett 5.75%, 1-8-96                     A-1      5,000      4,994,410
 Gannett 5.77%, 1-8-96                     A-1      7,000      6,992,146
 Albertsons, Inc. 5.73%, 1-10-96           A-1      3,725      3,719,664
 AT&T Corp. 5.65%, 1-11-96                 A-1+     7,670      7,657,962
 Bellsouth Capital Funding Corp.
  5.95%, 1-12-96                           A-1+     5,000      4,990,910

                                       STANDARD
                                       & POOR'S     PAR
                                         RATING    VALUE
                                    (Unaudited)    (000)        VALUE
                                        -------   -------   -------------
Commercial Paper--continued
 Goldman Sachs 5.62%, 1-17-96              A-1+    $10,000   $  9,975,022
 Shell Oil 5.60%, 1-22-96                  A-1+      7,975      7,948,948
 Wisconsin Electric Power 5.65%,
  1-22-96                                  A-1+      5,000      4,983,667
 Southwestern Bell Telephone
  5.55%, 1-25-96                           A-1+     14,390     14,336,757
 Pfizer, Inc. 5.77%, 1-26-96               A-1+      7,175      7,146,250
 Kimberly Clark 5.59%, 1-30-96             A-1+     10,000      9,954,969
 H.J. Heinz Co. 5.72%, 2-2-96              A-1       1,225      1,218,773
                                                             ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $97,629,184)                                  97,629,184
                                                             ------------
TOTAL INVESTMENTS--100.2%
(Identified cost $878,096,169)                                987,657,743((a))
Cash and receivables, less liabilities--(0.2%)                 (2,268,796)
                                                             ------------
NET ASSETS--100.0%                                           $985,388,947
                                                             ============

((a)) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $123,773,792 and gross depreciation of $14,212,218 for income tax purposes. At December 31, 1995 the aggregate cost of securities for federal income tax purposes was $878,096,169.

((b)) Non-income producing.

ADR--American Depository Receipt

                       See Notes to Financial Statements


                                      2-8

                                 GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at value (Identified cost
  $878,096,169)                                           $987,657,743
 Cash                                                        1,650,011
 Dividends and interest receivable                             952,491
 Tax reclaim receivable                                        150,325
                                                          ------------
  Total assets                                             990,410,570
                                                          ------------
Liabilities
 Payable for investment securities purchased                 4,294,426
 Investment advisory fee                                       522,046
 Financial agent fee                                            49,020
 Trustee fee                                                     3,084
 Accrued expenses                                              153,047
                                                          ------------
  Total liabilities                                          5,021,623
                                                          ------------
Net Assets                                                $985,388,947
                                                          ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest         $868,237,256
 Undistributed net investment income                           194,585
 Accumulated net realized gain                               7,395,532
 Net unrealized appreciation                               109,561,574
                                                          ------------
Net Assets                                                $985,388,947
                                                          ============
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization                            54,341,075
                                                          ============
Net asset value and offering price per share                    $18.13
                                                          ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1995

Investment Income
 Interest                                                 $  6,565,743
 Dividends                                                   8,318,959
                                                          ------------
  Total investment income                                   14,884,702
                                                          ------------
Expenses
 Investment advisory fee                                     5,142,411
 Financial agent fee                                           476,741
 Custodian                                                     175,989
 Printing                                                       51,171
 Professional                                                   41,041
 Trustees' fee                                                  15,173
 Miscellaneous                                                  80,003
                                                          ------------
  Total expenses                                             5,982,529
  Custodian fees paid indirectly                               (17,397)
                                                          ------------
  Net expenses                                               5,965,132
                                                          ------------
  Net investment income                                      8,919,570
                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain from investment transactions            113,442,888
 Net realized loss on foreign currency transactions         (1,458,655)
 Net unrealized appreciation of investment securities       89,700,570
                                                          ------------
Net gain on investments                                    201,684,803
                                                          ------------
Net increase in net assets resulting from operations      $210,604,373
                                                          ============

                       See Notes to Financial Statements

                                      2-9

                                 GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year             Year
                                                    Ended           Ended
                                                  12/31/95         12/31/94
                                                -------------   --------------
From Operations
 Net investment income                          $   8,919,570   $   7,438,217
 Net realized gain                                111,984,233      21,194,240
 Net unrealized appreciation (depreciation)        89,700,570     (22,581,225)
                                                 ------------    -------------
  Net increase in net assets resulting from
  operations                                      210,604,373       6,051,232
                                                 ------------    -------------
From Distributions to Shareholders
 Net investment income                             (7,451,972)     (7,512,592)
 Net realized gains                              (105,927,796)    (33,881,394)
                                                 ------------    -------------
  Decrease in net assets from distributions
  to shareholders                                (113,379,768)    (41,393,986)
                                                 ------------    -------------
From Shares of Beneficial Interest
  Transactions
 Proceeds from sales of shares (16,787,870
  and 17,499,498 shares, respectively)            302,038,455     293,876,374
 Net asset value of shares issued from
  reinvestment of distributions
   (6,290,645 and 2,620,718 shares,
  respectively)                                   113,379,768      41,393,986
 Cost of shares repurchased (8,019,458 and
  7,747,001 shares, respectively)                (143,474,953)   (130,074,382)
                                                 ------------    -------------
 Increase in net assets from share
  transactions                                    271,943,270     205,195,978
                                                 ------------    -------------
 Net increase in net assets                       369,167,875     169,853,224
Net Assets
 Beginning of period                              616,221,072     446,367,848
                                                 ------------    -------------
 End of period (including undistributed net
  investment income of $194,585
   and $70,685, respectively)                   $ 985,388,947   $ 616,221,072
                                                 ============    =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                      Year Ended December 31,
                                             1995             1994              1993           1992           1991
                                          ------------  ------------------   ------------   ------------   -------------
Net asset value, beginning of period        $15.69             $16.59          $15.01         $14.43         $11.72
Income from investment operations
 Net investment income                        0.20               0.23((1)(3))    0.16((3))      0.22((3))      0.39((3))
 Net realized and unrealized gain             4.60               0.02            2.77           1.25           4.64
                                           ----------    ----------------     ----------     ----------    ------------
  Total from investment operations            4.80               0.25            2.93           1.47           5.03
                                           ----------    ----------------     ----------     ----------    ------------
Less distributions
 Dividends from net investment income        (0.17)             (0.23)          (0.15)         (0.23)         (0.37)
 Dividends from net realized gains           (2.19)             (0.92)          (1.20)         (0.66)         (1.95)
                                           ----------    ----------------     ----------     ----------    ------------
  Total distributions                        (2.36)             (1.15)          (1.35)         (0.89)         (2.32)
                                           ----------    ----------------     ----------     ----------    ------------
Change in net asset value                     2.44              (0.90)           1.58           0.58           2.71
                                           ----------    ----------------     ----------     ----------    ------------
Net asset value, end of period              $18.13             $15.69          $16.59         $15.01         $14.43
                                           ==========    ================     ==========     ==========    ============
Total return                                 30.85%              1.48%          19.69%         10.29%         43.83%
Ratios/supplemental data:
Net assets, end of period (thousands)     $985,389           $616,221        $446,368       $245,565       $102,259
Ratio to average net assets of:
 Operating expenses                           0.75%((2))         0.80%           0.79%          0.50%          0.50%
 Net investment income                        1.12%              1.38%           0.97%          1.66%          2.14%
Portfolio turnover rate                        173%               185%            185%           214%           237%

((1)) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.

((2)) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

((3)) Computed using average shares outstanding.

                       See Notes to Financial Statements

                                      2-10

                                  BOND SERIES

   Over the past year, the domestic fixed-income market produced strong returns. Slow economic growth combined with low inflation helped all sectors of the fixed-income market to post positive results. A strong rally in the U.S. Treasury market reversed the previous year's dismal results. Most importantly, the emerging markets sector staged a dramatic recovery from the first quarter. Finally, the high-yield sector offered returns that were superior to the bond market overall.

   For the twelve months ended December 31, 1995, Phoenix Edge Bond Fund produced a total return of 23.54%. This compares favorably to the 18.48% return of its benchmark, the Lehman Brothers Aggregate Bond Index. (All of these figures assume reinvestment of any distributions.) Our outperformance for the year is primarily due to our emphasis on emerging markets and, to a lesser extent, on domestic high- yield securities. Additionally, the Fund benefited from the strong performance of the U.S. Treasury market over the past year.

   Throughout 1995, we focused on U.S. government securities, non-agency mortgage-backed securities, emerging markets debt and also domestic high-yield issues--all of which were strong contributors to the portfolio. The emerging markets sector, in particular, enhanced performance over this reporting period. Despite the first-quarter difficulties caused by the Mexican debt crisis, emerging markets recovered, with an improving perception by investors of value in this sector. We continue to believe that this segment of the fixed-income market will offer significant potential in the coming year.

[typeset representation of line chart]


         Lehman Brothers Aggregate  Bond Series
                Bond Index*
12/31/85          10000               10000
12/31/86          11526               11945
12/31/87          11844               12079
12/31/88          12779               13330
12/31/89          14636               14437
12/31/90          15947               15179
12/31/91          18499               18125
12/31/92          19868               19943
12/31/93          21806               23114
12/31/94          21170               21849
12/31/95          25082               26993

[end line chart]

Average Annual Total Returns for Periods Ending 12/31/95

                                             1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
Bond Series                                  23.54%        12.20%        10.44%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*        18.48%         9.48%         9.63%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/85. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income Indexes.

                                      2-11

                                  BOND SERIES

                            SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1995

                                      MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                  (Unaudited)      (000)          VALUE
                                      -------   ------------   -----------
U.S. GOVERNMENT SECURITIES--21.8%
U.S. Treasury Bonds--6.0%
 U.S. Treasury Bonds 6.875%, '25         Aaa        $2,500      $ 2,818,425
 U.S. Treasury Bonds 7.625%, '25         Aaa         3,000        3,665,040
                                                                ----------
                                                                  6,483,465
                                                                ----------
U.S. Treasury Notes--10.5%
 U.S. Treasury Notes 6.50%, '97          Aaa         1,000        1,016,630
 U.S. Treasury Notes 5.50%, '98          Aaa           750          755,390
 U.S. Treasury Notes 5.625%, '00         Aaa           500          505,000
 U.S. Treasury Notes 5.875%, '05         Aaa         9,000        9,199,980
                                                                ----------
                                                                 11,477,000
                                                                ----------
Agency Mortgage-Backed Securities--5.3%
 FHLMC 7.50%, '18                        Aaa           746          749,843
 FNMA 7%, '24                            Aaa         2,820        2,844,260
 GNMA Seasoned 8%, '06                   Aaa           253          263,601
 GNMA 6.50%, '23                         Aaa         1,963        1,949,241
                                                                ----------
                                                                  5,806,945
                                                                ----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $22,579,804)                                    23,767,410
                                                                ----------
NON-CONVERTIBLE BONDS--36.6%
Chemical--Specialty--1.1%
 Borden Chemical & Plastics 9.50%,
  '05                                    Ba          1,200        1,242,000
                                                                ----------
Containers--2.1%
 Owens-Illinois, Inc. 11%, '03           Ba          2,000        2,265,000
                                                                ----------
Entertainment, Leisure & Gaming--1.9%
 Paramount Communications Sr.
  Debenture 8.25%, '22                   Ba          2,000        2,070,280
                                                                ----------
Hospital Management & Services--1.3%
 Tenet Healthcare Corp. Sr. Note
  9.625%, '02                            Ba            500          551,250
 Tenet Healthcare Corp. Sr. Sub.
  Notes 10.125%, '05                     Ba            750          832,500
                                                                ----------
                                                                  1,383,750
                                                                ----------
Machinery--1.4%
 Cincinnati Milacron, Inc. 8.375%,
  '04                                    Ba          1,500        1,586,820
                                                                ----------
Non-Agency Mortgage-Backed Securities--25.1%
 Kidder Peabody Acceptance Corp.
  94-C2, D 7.18%, '05                    BBB((c))      500          497,656
 Nomura Asset Sec Corp. 94-MD2, A6,
  7.24%, '03 (e)                         A((c))      1,366        1,356,838
 Prudential Home Mtg. 93-L, 3B2 144A
  6.641%, '23 (b)                        NR          1,500        1,443,047
 Resolution Trust Corp. 92-C7, A1C
  7.90%, '23                             Aa            729          731,601
 Resolution Trust Corp. 92-C8, D
  8.835%, '23                            Baa         2,063        2,155,671
 Resolution Trust Corp. 93-C3, A4
  6.55%, '24                             Aaa           907          901,403
 Resolution Trust Corp. 94-C2, C 8%,
  '25                                    A((c))      2,600        2,687,750
 Resolution Trust Corp. 94-C2, D 8%,
  '25                                    BBB((c))      975          996,130
 Resolution Trust Corp. 94-C1, D 8%,
  '26                                    BBB((c))    1,904        1,941,192
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                             Aa          2,250        2,269,688
 Resolution Trust Corp. 95-C2, C 7%,
  '27                                    A           2,000        1,980,794
 Resolution Trust Corp. 95-1, M2
  7.50%, '28                             Aa          2,663        2,707,213
 Resolution Trust Corp. 95-2, C1
  7.45%, '29                             Aa          1,933        1,918,110
 Ryland Mortgage Securities Corp.
  92-A, 1A 8.33%, '30 (e)                A-((c))    $1,010      $ 1,025,637
 Securitized Asset Sales 95-A, M
  7.53%, '24                             AA+((c))    1,839        1,896,819
 White Hall Partners 95-C1, B 144A
  7.43%, '25 (b)                         AA((c))     2,750        2,814,453
                                                                ----------
                                                                 27,324,002
                                                                ----------
Paper & Forest Products--0.9%
 Buckeye Cellulose 8.50%, '05            Ba            950          982,062
                                                                ----------
Publishing, Broadcasting, Printing & Cable--1.3%
 Continental Cablevision 144A 8.30%,
  '06 (b)                                BB+((c))    1,500        1,509,375
                                                                ----------
Retail--Food--0.1%
 ARA Services, Inc. 10.625%, '00         Ba             54           61,695
                                                                ----------
Telecommunications Equipment--1.1%
 Panamsat L.P. 0%, '03 (e)               B           1,500        1,215,000
                                                                ----------
Textile & Apparel--0.3%
 Westpoint Stevens 9.375%, '05           B             300          298,500
                                                                ----------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $38,199,368)                                    39,938,484
                                                                ----------
FOREIGN NON-CONVERTIBLE BONDS--12.2%
Argentina--1.5%
 Bridas Corp. Yankee 12.50%, '99         B           1,600        1,592,000
                                                                ----------
Brazil--0.9%
 Aracruz Cellulose 144A 10.375%, '02
  (b)                                    NR          1,000          955,000
                                                                ----------
Canada--1.4%
 Videotron Groupe Ltd. 10.25%, '02       Ba          1,400        1,480,500
                                                                ----------
Chile--1.8%
 CSAV 144A 7.375%, '03 (b)               BBB((c))    2,000        1,990,000
                                                                ----------
Colombia--2.3%
 Centragas Yankee 144A 10.65%, '10
  (b)                                    BBB-((c))   2,413        2,557,961
                                                                ----------
Indonesia--1.4%
 P.T. Polysindo 13%, '01                 B           1,500        1,560,000
                                                                ----------
Mexico--0.5%
 Banco Mexico 7.25%, '04                 Ba            750          586,875
                                                                ----------
Philippines--1.2%
 Subic Power Corp. 144A 9.50%, '08
  (b)                                    NR          1,398        1,333,079
                                                                ----------
Singapore--1.2%
 Asia Pulp & Paper Co. Yankee
  11.75%, '05                            Ba          1,300        1,257,750
                                                                ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $12,653,916)                                    13,313,165
                                                                ----------
FOREIGN GOVERNMENT SECURITIES--12.4%
Argentina--2.9%
 Republic of Argentina Bear FRB
  Float 6.8125%, '05 (e)                 B           2,500        1,779,688
 Republic of Argentina Par L-GP 5%,
  '23 (e)                                B           2,500        1,426,562
                                                                ----------
                                                                  3,206,250
                                                                ----------
Brazil--3.4%
 Republic of Brazil interest
  capitalization, Series C Euro 8%,
  '14                                    B+((c))     3,184        1,820,638
 Republic of Brazil El-L Euro Float
  6.8125%, '06 (e)                       NR          2,000        1,376,250
 Republic of Brazil Par Z-L Euro
  4.25%, '24 (e)                         NR          1,000          528,750
                                                                ----------
                                                                  3,725,638
                                                                ----------
                       See Notes to Financial Statements

                                      2-12

                                  BOND SERIES

                                      MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                  (Unaudited)      (000)          VALUE
                                      -------   ------------   -----------

Costa Rica--1.3%
 Central Bank of Costa Rica 6.25%,
  '10                                    NR         $2,200      $ 1,375,000
                                                                ----------
Ecuador--1.0%
 Republic of Ecuador PDI interest
  capitalization, Euro 6.8125%, '15
  (e)                                    NR          3,064        1,026,594
                                                                ----------
Philippines--1.0%
 Central Bank Philippines PCIR Euro
  6.25%, '17 (e)                         BB((c))     1,500        1,117,500
                                                                ----------
Poland--2.8%
 Poland Global Reg. Par Euro 2.75%,
  '24 (e)                                Baa         1,000          471,250
 Poland PDI 3.75%, '14 (e)               Baa         4,000        2,590,000
                                                                ----------
                                                                  3,061,250
                                                                ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified cost $11,650,404)                                    13,512,232
                                                                ----------
MUNICIPAL BONDS--9.4%
Florida--1.5%
 Palm Beach Waste Revenue Project B
  10.50%, '11                            NR          1,500        1,633,950
                                                                ----------
Illinois--0.6%
 Illinois Health Facilities
  Authority 7%, '08                      Aaa           550          638,622
                                                                ----------
Michigan--0.2%
 Brighton School District 0%, '18        Aaa           600          174,474
                                                                ----------
New York--1.3%
 Beth Israel Medical Center Taxable
  7.58%, '15                             Aaa         1,395        1,429,666
                                                                ----------
Pennsylvania--4.3%
 Pennsylvania Economic Development
  Finance Authority 9.50%, '12           NR          2,500        2,675,000
 Pennsylvania Financial Development
  6.75%, '07                             NR          1,950        1,993,738
                                                                ----------
                                                                  4,668,738
                                                                ----------
Virginia--1.5%
 Pittsylvania County Series B
  7.65%, '10                             NR          1,500        1,681,214
                                                                ----------
TOTAL MUNICIPAL BONDS
(Identified cost $9,469,403)                                     10,226,664
                                                                ----------

                                                   SHARES         VALUE
                                                ------------   -----------
WARRANTS--0.1%
Paper & Forest Products--0.1%
 SD Warren Warrants 144A (b)(d)                     30,000     $    150,000
                                                                ----------
TOTAL WARRANTS
(Identified cost $142,500)                                          150,000
                                                                ----------
PREFERRED STOCKS--4.1%
Paper & Forest Products--0.8%
 SD Warren Co. Pfd. PIK 144A
  Series B (b)                                      30,000          834,358
                                                                ----------
Telecommunications Equipment--3.3%
 Panamsat Corp. Pfd. 12.75%, '05                     3,241        3,604,864
                                                                ----------
TOTAL PREFERRED STOCKS
(Identified cost $3,926,836)                                      4,439,222
                                                                ----------
TOTAL LONG-TERM INVESTMENTS--96.6%
(Identified cost $98,622,231)                                   105,347,177
                                                                ----------

                                    MOODY'S
                                      BOND        PAR
                                     RATING      VALUE
                                (Unaudited)      (000)
                                    -------    ------------
SHORT-TERM OBLIGATIONS--1.5%
Commercial Paper--1.5%
 McDonalds' Corp. 5.75%, 1-2-96        P-1        $1,580        1,579,748
                                                              ----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $1,579,748)                                    1,579,748
                                                              ----------
TOTAL INVESTMENTS--98.1%
(Identified cost $100,201,979)                                106,926,925((a))
Cash and receivables, less liabilities--1.9%                    2,118,615
                                                              ----------
NET ASSETS--100.0%                                           $109,045,540
                                                              ==========

((a)) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,197,217 and gross depreciation of $402,760 for income tax purposes. At December 31, 1995 the aggregate cost of securities for federal income tax purposes was $100,132,468.

((b)) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1995, these securities amounted to a value of $13,587,273 or 12.5% of net assets.

((c)) As rated by Standard & Poor's, Duff & Phelps or Fitch.

((d)) Non-income producing.

((e)) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                                      2-13

                                  BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at value (Identified
  cost $100,201,979)                            $106,926,925
 Cash                                                301,854
 Receivable for investment securities sold         2,003,737
 Interest and dividends receivable                 1,931,573
                                                 ------------
  Total assets                                   111,164,089
                                                 ------------
Liabilities
 Payable for investment securities purchased       1,999,140
 Investment advisory fee                              42,824
 Financial agent fee                                   5,443
 Trustee fee                                           2,900
 Accrued expenses                                     68,242
                                                 ------------
  Total liabilities                                2,118,549
                                                 ------------
Net Assets                                      $109,045,540
                                                 ============
Net Assets Consist of:
 Capital paid in on shares of beneficial
  interest                                      $103,960,390
 Undistributed net investment income                 135,344
 Accumulated net realized loss                    (1,775,140)
 Net unrealized appreciation                       6,724,946
                                                 ------------
Net Assets                                      $109,045,540
                                                 ============
Shares of beneficial interest outstanding, $1
  par value, unlimited authorization              10,668,660
                                                 ============
Net asset value and offering price per share          $10.22
                                                 ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1995

Investment Income
 Interest                                        $ 8,004,237
 Dividends                                           419,853
                                                 ------------
  Total investment income                          8,424,090
                                                 ------------
Expenses
 Investment advisory fee                             458,093
 Financial agent fee                                  54,971
 Custodian                                            74,285
 Professional                                         27,799
 Printing                                             25,694
 Trustees' fee                                        15,743
 Miscellaneous                                        10,706
 Expenses borne by investment adviser                (70,000)
                                                 ------------
  Total expenses                                     597,291
  Custodian fees paid indirectly                      (2,705)
                                                 ------------
  Net expenses                                       594,586
                                                 ------------
  Net investment income                            7,829,504
                                                 ------------
Net Realized and Unrealized Gain (Loss) on
  Investments
  Net realized gain from investment
  transactions                                     1,405,058
 Net unrealized appreciation of investment
  securities                                      10,007,140
                                                 ------------
Net gain on investments                           11,412,198
                                                 ------------
Net increase in net assets resulting from
  operations                                     $19,241,702
                                                 ============

                       See Notes to Financial Statements

                                      2-14

                                  BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year           Year
                                                   Ended           Ended
                                                  12/31/95       12/31/94
                                                ------------   -------------
From Operations
 Net investment income                          $  7,829,504   $   5,726,303
 Net realized gain (loss)                          1,405,058     (4,421,816)
 Net unrealized appreciation (depreciation)       10,007,140     (5,570,839)
                                                  ----------    ------------
  Net increase (decrease) in net assets
  resulting from operations                       19,241,702     (4,266,352)
                                                  ----------    ------------
From Distributions to Shareholders
 Net investment income                            (7,763,175)    (5,746,498)
                                                  ----------    ------------
  Decrease in net assets from distributions
  to shareholders                                 (7,763,175)    (5,746,498)
                                                  ----------    ------------
From Shares of Beneficial Interest
  Transactions
 Proceeds from sales of shares (4,715,281 and
  4,380,630 shares, respectively)                 45,595,165     42,304,393
 Net asset value of shares issued from
  reinvestment of distributions
   (796,247 and 617,518 shares, respectively)      7,763,175      5,746,498
 Cost of shares repurchased (3,158,605 and
  4,414,044 shares, respectively)                (30,477,355)   (42,745,168)
                                                  ----------    ------------
 Increase in net assets from share
  transactions                                    22,880,985      5,305,723
                                                  ----------    ------------
 Net increase (decrease) in net assets            34,359,512     (4,707,127)
Net Assets
 Beginning of period                              74,686,028     79,393,155
                                                  ----------    ------------
 End of period (including undistributed net
  investment income of $135,344 and $23,073,
   respectively)                                $109,045,540   $ 74,686,028
                                                  ==========    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                 Year Ended December 31,
                                              1995          1994           1993         1992        1991
                                          ------------   ------------   ------------   --------   ---------
Net asset value,   beginning of period       $8.98        $10.27          $9.58        $9.33       $8.48
Income from investment operations
 Net investment income ((2))                  0.83((1))     0.72((1))      0.66((1))    0.66        0.74
 Net realized and unrealized gain (loss)      1.22         (1.28)          0.84         0.25        0.85
                                            ----------     ----------     ----------   -------     --------
  Total from investment operations            2.05         (0.56)          1.50         0.91        1.59
                                            ----------     ----------     ----------   -------     --------
Less distributions
 Dividends from net investment income        (0.81)        (0.73)         (0.66)       (0.66)      (0.74)
 Dividends from net realized capital gains      --            --          (0.15)          --          --
                                           ----------     ----------     ----------   -------     --------
  Total distributions                        (0.81)        (0.73)         (0.81)       (0.66)      (0.74)
                                           ----------     ----------     ----------   -------     --------
Change in net asset value                     1.24         (1.29)          0.69         0.25        0.85
                                           ----------     ----------     ----------   -------     --------
Net asset value, end of period              $10.22         $8.98         $10.27        $9.58       $9.33
                                           ==========     ==========     ==========   =======     ========
Total return                                 23.54%        -5.47%         15.90%       10.03%      19.41%
Ratios/supplemental data:
Net assets, end of period (thousands)     $109,046       $74,686        $79,393      $43,090     $21,957
Ratio to average net assets of:
 Operating expenses                           0.65%((3))    0.66%          0.65%        0.50%       0.50%
 Net investment income                        8.55%         7.62%          6.71%        7.47%       8.65%
Portfolio turnover rate                        147%          181%           169%         166%        269%

((1)) Includes reimbursement of operating expenses by investment adviser of $0.007, $0.006 and $0.005 per share, respectively.

((2)) Computed using average shares outstanding.

((3)) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                                      2-15

                              TOTAL RETURN SERIES

   By any measure, the financial markets' returns for 1995 were outstanding. The combination of double-digit earnings per share growth and nearly a 200 basis-point decline in long-term interest rates proved to be a powerful combination. Over the last twelve months, the Standard & Poor's 500 Composite Index, a commonly used, unmanaged indicator of stock performance, returned 37.51% and the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, posted a total return of 18.48%.

   For the 1995 calendar year, Phoenix Edge Total Return Series provided a return of 18.22% while its peer group's average--the 145 flexible funds tracked by Lipper Analytical Services--earned 24.98%. As with the broad market returns noted above, all of these figures assume reinvestment of any distributions. Overall, the Fund's relative underperformance resulted from the portfolio's conservative overweighting for most of the year in cash reserves. In addition, the portfolio's focus on consumer cyclicals in lieu of technology stocks caused the equity portion to lag the market throughout the summer and early fall months.

   In September, the bond position was increased to 40% and enhanced through diversifying the dominate U.S. Treasury position into other fixed-income sectors that offer greater total-return potential. In addition, the duration of the bonds was extended to benefit from the expected strength in the bond market. These actions proved beneficial to results during the fourth quarter.

   At yearend, the portfolio was positioned in anticipation of a stable bond market and greater volatility in the stock market, as corporate earnings are expected to show disappointments throughout 1996. As of December 31, 1995, the portfolio's asset allocation mix was 50% stocks, 28% bonds and 22% cash reserves.

[typeset representation of line chart]

              Total    S&P 500     Lipper Analytical
             Return    Stock       Service Flexible
             Series    Index*           Fund**
12/31/85    10000      10000            10000
12/31/86    11561      11821            11511
12/31/87    13015      12433            12346
12/31/88    13319      14485            13310
12/31/89    15966      19038            15606
12/31/90    16864      18429            15643
12/31/91    21828      24059            19554
12/31/92    24157      25909            21112
12/31/93    26820      28500            23762
12/31/94    26431      28877            23208
12/31/95    31246      39708            29005

[end chart]

Average Annual Total Returns for Periods Ending 12/31/95

                                                  1 Year    5 Years   10 Years
------------------------------------------------------------------------------
Total Return Series                               18.22%    13.13%    12.07%
------------------------------------------------------------------------------
S&P 500 Index*                                    37.51%    16.59%    14.79%
------------------------------------------------------------------------------
Lipper Analytical Service Flexible Fund**         24.98%    13.15%    11.24%
------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/85. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 * The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

** The Lipper Analytical Services Flexible Fund category is an average composed of 145 funds; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.

                                      2-16

                              TOTAL RETURN SERIES

                            SCHEDULE OF INVESTMENTS
                              December 31, 1995

                                     STANDARD
                                     & POOR'S       PAR
                                       RATING      VALUE
                                  (Unaudited)      (000)          VALUE
                                      -------   ------------   -----------
U.S. GOVERNMENT SECURITIES--14.5%
U.S. Treasury Notes--11.8%
 U.S. Treasury Notes 7.25%, '96          AAA       $  7,000     $ 7,121,870
 U.S. Treasury Notes 7.50%, '97          AAA         14,500      14,845,100
 U.S. Treasury Notes 5.75%, '97          AAA         19,500      19,674,720
                                                                ----------
                                                                 41,641,690
                                                                ----------
Agency Mortgage-Backed Securities--2.7%
 GNMA 6.50%, '23                         AAA          9,727       9,656,963
                                                                ----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $50,495,017)                                    51,298,653
                                                                ----------
                                                   SHARES
                                                  ----------
COMMON STOCKS--46.3%
Advertising--2.0%
 Interpublic Group Companies, Inc.                   74,800       3,244,450
 Omnicom Group, Inc.                                104,000       3,874,000
                                                                ----------
                                                                  7,118,450
                                                                ----------
Aerospace & Defense--2.6%
 Boeing Company                                      70,000       5,486,250
 United Technologies Corp.                           40,000       3,795,000
                                                                ----------
                                                                  9,281,250
                                                                ----------
Airlines--0.6%
 Delta Airlines, Inc.                                30,000       2,216,250
                                                                ----------
Banks--3.3%
 Bank of Boston Corp.                                35,000       1,618,750
 BankAmerica Corp.                                   25,000       1,618,750
 Bankers Trust New York Corp.                        40,000       2,660,000
 Barnett Banks, Inc.                                 30,000       1,770,000
 Chase Manhattan Corp.                               20,000       1,212,500
 Citicorp                                            40,000       2,690,000
                                                                ----------
                                                                 11,570,000
                                                                ----------
Chemical--1.6%
 IMC Global, Inc.                                    46,000       1,880,250
 Monsanto Co.                                        30,000       3,675,000
                                                                ----------
                                                                  5,555,250
                                                                ----------
Computer Software & Services--3.2%
 First Data Corp.                                    65,400       4,373,625
 Informix Corp. (b)                                 120,000       3,600,000
 Oracle Systems Corp. (b)                            75,000       3,178,125
                                                                ----------
                                                                 11,151,750
                                                                ----------
Cosmetics & Soaps--0.1%
 Colgate Palmolive Co.                                4,000         281,000
                                                                ----------
Diversified Financial Services--2.0%
 Donaldson Lufkin & Jenrette                         20,000         625,000
 Morgan Stanley Group, Inc.                          25,000       2,015,625
 Paine Webber Group, Inc.                            80,000       1,600,000
 Travelers Group, Inc.                               45,000       2,829,375
                                                                ----------
                                                                  7,070,000
                                                                ----------
Electrical Equipment--3.9%
 Emerson Electric Co.                                39,000       3,188,250
 General Electric Co.                                50,000       3,600,000
 Honeywell, Inc.                                    145,000       7,050,625
                                                                ----------
                                                                 13,838,875
                                                                ----------
Electronics--1.7%
 Altera Corp. (b)                                    25,000       1,243,750
 Applied Materials, Inc. (b)                          8,000         315,000
 Integrated Device Technology, Inc. (b)             110,000       1,416,250
 LSI Logic Corp. (b)                                 35,000       1,146,250
 Oak Technology, Inc. (b)                            20,000         845,000
 S3, Inc. (b)                                        25,000         440,625
 Texas Instruments, Inc.                             13,000         672,750
                                                                ----------
                                                                  6,079,625
                                                                ----------
Engineering & Construction--1.1%
 Fluor Corp.                                         60,000       3,960,000
                                                                ----------
Entertainment, Leisure & Gaming--1.5%
 Gaylord Entertainment Co. Class A                   75,750       2,102,063
 Walt Disney Co.                                     55,000       3,245,000
                                                                ----------
                                                                  5,347,063
                                                                ----------
Food--0.6%
 Nabisco Holdings Corp. Class A                      60,000       1,957,500
                                                                ----------

                                                   SHARES         VALUE
                                                ------------   -----------
Healthcare--Diversified--0.7%
 American Home Products Corp.                       26,000     $  2,522,000
                                                                ----------
Healthcare--Drugs--4.4%
 Amgen, Inc. (b)                                    50,000        2,968,750
 Ergo Science Corp. (b)                             30,000          427,500
 Genzyme Corp. (b)                                  20,000        1,247,500
 Merck & Co. Inc.                                   85,000        5,588,750
 Schering-Plough Corp.                              60,000        3,285,000
 Watson Pharmaceuticals, Inc. (b)                   40,000        1,960,000
                                                                ----------
                                                                 15,477,500
                                                                ----------
Hospital Management & Services--0.4%
 Manor Care, Inc.                                   40,000        1,400,000
                                                                ----------
Insurance--2.1%
 Allstate Corp.                                    100,000        4,112,500
 American International Group, Inc.                 15,000        1,387,500
 Cigna Corp.                                        20,000        2,065,000
                                                                ----------
                                                                  7,565,000
                                                                ----------
Medical Products & Supplies--1.9%
 Cordis Corp. (b)                                    5,000          502,500
 Empi, Inc. (b)                                     45,000        1,147,500
 Johnson & Johnson                                  20,000        1,712,500
 Medtronic, Inc.                                    60,000        3,352,500
                                                                ----------
                                                                  6,715,000
                                                                ----------
Natural Gas--1.0%
 Anadarko Petroleum Corp.                           65,000        3,518,125
                                                                ----------
Office & Business Equipment--2.1%
 Digital Equipment Corp. (b)                        70,000        4,488,750
 Hewlett Packard Co.                                21,000        1,758,750
 Silicon Graphics, Inc. (b)                         42,000        1,155,000
                                                                ----------
                                                                  7,402,500
                                                                ----------
Oil--1.1%
 Mobil Corp.                                        35,000        3,920,000
                                                                ----------
Oil Service & Equipment--2.8%
 Halliburton Co.                                    75,000        3,796,875
 Schlumberger Ltd.                                  50,000        3,462,500
 Tidewater, Inc.                                    85,000        2,677,500
                                                                ----------
                                                                  9,936,875
                                                                ----------
Publishing, Broadcasting, Printing & Cable--0.7%
 Evergreen Media Corp. Class A (b)                  20,000          640,000
 Lin Television Corp. (b)                           57,000        1,695,750
                                                                ----------
                                                                  2,335,750
                                                                ----------
Retail--0.2%
 OfficeMax, Inc. (b)                                35,000          783,125
                                                                ----------
Telecommunications Equipment--2.0%
 Ascend Communications, Inc. (b)                    10,000          811,250
 Bay Networks, Inc. (b)                             30,000        1,233,750
 Cisco Systems, Inc. (b)                            50,000        3,731,250
 Gandalf Technologies, Inc. (b)                     10,000          170,000
 3Com Corp. (b)                                     25,000        1,165,625
                                                                ----------
                                                                  7,111,875
                                                                ----------
Tobacco--1.0%
 Philip Morris Companies, Inc.                      37,800        3,420,900
                                                                ----------
Utility--Telephone--1.7%
 AT&T Corp.                                         25,000        1,618,750
 Bellsouth Corp.                                   100,000        4,350,000
                                                                ----------
                                                                  5,968,750
                                                                ----------
TOTAL COMMON STOCKS
(Identified cost $147,846,313)                                  163,504,413
                                                                ----------
FOREIGN COMMON STOCKS--3.6%
Chemical--1.8%
 Potash Corp. of Saskatchewan, Inc. (Canada)        90,000        6,378,750
                                                                ----------

Oil--0.8%
 British Petroleum PLC ADR (United Kingdom)         28,000        2,859,500
                                                                ----------
Telecommunications Equipment--1.0%
 Ericsson L.M. Telephone Co. Class B ADR
  (Sweden)                                         179,300        3,496,350
                                                                ----------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $10,557,865)                                    12,734,600
                                                                ----------
                       See Notes to Financial Statements

                                      2-17

                              TOTAL RETURN SERIES

                                      STANDARD
                                      & POOR'S      PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)         VALUE
                                      ---------   --------   -------------
MUNICIPAL BONDS--4.8%
California--1.9%
 Kern County Pension Obligation
  7.26%, '14                               AAA    $ 1,500    $  1,568,325
 Long Beach Pension Obligation
  6.87%, '06                               AAA        840         864,688
 Los Angeles County Series B Rev.
  5.25%, '23                               AAA        225         219,281
 N. California Power Agency Rev. A
  5.50%, '24                               AAA      1,530       1,531,438
 San Bernardino County Obligation
  Revenue 6.87%, '08                       AAA        410         421,841
 San Bernardino County Obligation
  Revenue 6.94%, '09                       AAA      1,110       1,145,675
 Ventura County Pension 6.54%, '05         AAA        975         985,121
                                                              ------------
                                                                6,736,369
                                                              ------------
Florida--1.5%
 Florida Board of Education Series
  E 5.25%, '23                             AA       1,665       1,625,223
 Florida State Turnpike Authority
  Sinker 5%, '19                           AAA        135         130,136
 Miami Beach Spec. Oblig. Taxable
  8.60%, '21                               AAA      3,210       3,641,841
                                                              ------------
                                                                5,397,200
                                                              ------------
Georgia--0.1%
 De Kalb County Water & Sewer
  Sinker 5.25%, '23                        AA         190         186,778
                                                              ------------
Massachusetts--0.1%
 Massachusetts Bay Transit
  Authority Series B 5.375%, '25           AAA        225         220,678
                                                              ------------
Michigan--0.1%
 Michigan Public Power Agency
  Sinker 5.25%, '18                        AAA        225         220,970
                                                              ------------
New York--0.2%
 New York State Power Rev. Series
  CC 5.25%, '18                            AA-        765         750,335
                                                              ------------
South Carolina--0.5%
 South Carolina Public Service
  Series C 5%, '25                         AAA      1,270       1,205,090
 South Carolina Public Service Rev.
  C 5.125%, '21                            A+         610         571,283
                                                              ------------
                                                                1,776,373
                                                              ------------
Utah--0.4%
 Intermountain Power Series A
  5%, '23                                  AA-      1,505       1,403,127
                                                              ------------
Washington--0.0%
 Seattle Drain & Wastewater Sinker
  5.25%, '25                               AAA        135         131,055
                                                              ------------
Other Territories--0.0%
 Puerto Rico Commonwealth Sinker
  5.375%, '22                              AAA        155         154,502
                                                              ------------
TOTAL MUNICIPAL BONDS
(Identified cost $16,299,559)                                  16,977,387
                                                              ------------
NON-CONVERTIBLE BONDS--5.3%
Non-Agency Mortgage-Backed Securities--5.3%
 CS First Boston Mtg 95-AE1, B
  7.182%, '27                              AA-      1,350       1,363,922
 DLJ Mtg 95-T10, A 144A 6.955%, '23
  (d)                                      Aa((c))  5,100       4,988,438
 Lehman Commercial Conduit 95-C2, B
  7.18%, '05 (e)                           AA       1,650       1,723,219

Non-Agency Mortgage-Backed Securities--continued
 Merrill Lynch Mortgage, Inc.
  95-C2, B 7.53%, '21                      AA     $   994    $  1,024,878
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                               Aa((c))  1,600       1,671,500
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                               Aa((c))    925         922,780
 Resolution Trust Corp. 95-C1, A 5
  6.0205%, '27                             Aaa((c)) 1,887       1,879,128
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                               Aa((c))  1,900       1,916,625
 Resolution Trust Corp. 95-2, M1,
  7.15%, '29                               Aa((c))  1,648       1,660,112
 SASC 1995-C4, B 7%, '26                   AA       1,650       1,674,750
                                                              ------------
                                                               18,825,352
                                                              ------------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $18,562,707)                                  18,825,352
                                                              ------------
FOREIGN NON-CONVERTIBLE BONDS--3.8%
Colombia--1.9%
 Financiera Energ. Nacional EMTN
  144A 9%, '99 (d)                        BBB-      3,200       3,356,000
 Republic of Colombia Yankee 7.25%,
  '04                                     BBB-      3,500       3,360,000
                                                              ------------
                                                                6,716,000
                                                              ------------
Poland--1.9%
 Poland Par 2.75%, '24 (e)                Baa3((c)) 7,400       3,487,250
 Poland PDI 3.75%, '14 (e)                Baa3((c)) 5,200       3,367,000
                                                              ------------
                                                                6,854,250
                                                              ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $13,252,816)                                  13,570,250
                                                              ------------
TOTAL LONG-TERM INVESTMENTS--78.3%
(Identified cost $257,014,277)                                276,910,655
                                                              ------------
SHORT-TERM OBLIGATIONS--21.1%
Commercial Paper--21.1%
 Philip Morris Companies, Inc.
  5.90%, 1-4-96                           A-1       7,955       7,951,089
 Abbott Labs 5.63%, 1-8-96                A-1+      7,000       6,992,337
 Campbell Soup Co. 5.78%,
  1-8-96                                  A-1+      1,515       1,513,297
 Gannett, Inc. 5.77%, 1-8-96              A-1       8,000       7,991,024
 Albertson's, Inc. 5.73%, 1-10-96         A-1       5,275       5,267,444
 AT&T Corp. 5.65%, 1-11-96                A-1+      4,330       4,323,204
 BellSouth Telecommunications, Inc.
  5.95%, 1-12-96                          A-1+      1,945       1,941,464
 Wisconsin Electric Power Co.
  5.60%, 1-22-96                          A-1+      5,000       4,983,667
 Southwestern Bell Telephone Co.
  5.55%, 1-25-96                          A-1+     13,525      13,474,958
 Pfizer, Inc. 5.77%, 1-26-96              A-1+      7,825       7,793,646
 AT&T Corp. 5.57%, 2-2-96                 A-1+      4,560       4,537,423
 Coca Cola Co. 5.55%, 2-9-96              A-1+      5,540       5,506,691
 Southwestern Bell Telephone Co.
  5.50%, 2-20-96                          A-1+      2,540       2,520,596
                                                              ------------
                                                               74,796,840
                                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $74,796,840)                                  74,796,840
                                                              ------------
TOTAL INVESTMENTS--99.4%
(Identified cost $331,811,117)                                351,707,495((a))
Cash and receivables, less liabilities--0.6%                    2,130,654
                                                              ------------
NET ASSETS--100.0%                                           $353,838,149
                                                              ============

((a)) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,063,565 and gross depreciation of $4,167,187 for income tax purposes. At December 31, 1995 the aggregate cost of securities for federal income tax purposes was $331,811,117.

((b)) Non-income producing.

((c)) As rated by Moody's.

((d)) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1995, these securities amounted to a value of $8,344,438 or 2.4% of net assets.

((e)) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

ADR--American Depository Receipt

                       See Notes to Financial Statements

                                      2-18

                              TOTAL RETURN SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at value (Identified
  cost $331,811,117)                            $351,707,495
 Cash                                                297,223
 Receivable for investment securities sold         1,647,125
 Interest and dividends receivable                 1,848,932
                                                 ------------
  Total assets                                   355,500,775
                                                 ------------
Liabilities
 Payable for investment securities purchased       1,401,790
 Investment advisory fee                             173,526
 Financial agent fee                                  17,772
 Trustee fee                                           2,892
 Accrued expenses                                     66,646
                                                 ------------
  Total liabilities                                1,662,626
                                                 ------------
Net Assets                                      $353,838,149
                                                 ============
Net Assets Consist of:
 Capital paid in on shares of beneficial
  interest                                      $331,831,260
 Undistributed net investment income                 154,166
 Accumulated net realized gain                     1,956,345
 Net unrealized appreciation                      19,896,378
                                                 ------------
Net Assets                                      $353,838,149
                                                 ============
Shares of beneficial interest outstanding, $1
  par value, unlimited authorization              25,951,535
                                                 ============
Net asset value and offering price per share          $13.63
                                                 ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1995

Investment Income
 Interest                                        $10,278,761
 Dividends                                         2,407,992
                                                 ------------
  Total investment income                         12,686,753
                                                 ------------
Expenses
 Investment advisory fee                           1,831,161
 Financial agent fee                                 192,596
 Custodian                                            57,981
 Professional                                         26,447
 Printing                                             27,204
 Trustees' fee                                        10,926
 Miscellaneous                                        12,166
                                                 ------------
  Total expenses                                   2,158,481
  Custodian fees paid indirectly                     (10,551)
                                                 ------------
  Net expenses                                     2,147,930
                                                 ------------
  Net investment income                           10,538,823
                                                 ------------
Net Realized and Unrealized Gain (Loss) on
  Investments
 Net realized gain from investment
  transactions                                    23,633,671
 Net realized loss on foreign currency
  transactions                                          (875)
 Net unrealized appreciation of investment
  securities                                      19,082,703
                                                 ------------
Net gain on investments                           42,715,499
                                                 ------------
Net increase in net assets resulting from
  operations                                     $53,254,322
                                                 ============

                       See Notes to Financial Statements

                                      2-19

                              TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year           Year
                                                   Ended           Ended
                                                  12/31/95       12/31/94
                                                ------------   -------------
From Operations
 Net investment income                          $ 10,538,823   $  7,505,444
 Net realized gain (loss)                         23,632,796     (3,768,797)
 Net unrealized appreciation (depreciation)       19,082,703     (7,374,304)
                                                 -----------    ------------
  Net increase (decrease) in net assets
  resulting from operations                       53,254,322     (3,637,657)
                                                 -----------    ------------
From Distributions to Shareholders
 Net investment income                           (10,497,130)    (7,923,603)
 Net realized gains                              (21,419,046)    (9,607,065)
                                                 -----------    ------------
  Decrease in net assets from distributions
  to shareholders                                (31,916,176)   (17,530,668)
                                                 -----------    ------------
From Shares of Beneficial Interest Transactions
 Proceeds from sales of shares (5,465,213 and
  6,357,542 shares, respectively)                 75,182,133     84,155,117
 Net asset value of shares issued from
  reinvestment of distributions
   (2,341,879 and 1,367,449 shares,
  respectively)                                   31,916,176     17,530,668
 Cost of shares repurchased (4,646,668 and
  3,611,175 shares, respectively)                (63,681,697)   (47,445,390)
                                                 -----------    ------------
 Increase in net assets from share
  transactions                                    43,416,612     54,240,395
                                                 -----------    ------------
 Net increase in net assets                       64,754,758     33,072,070
Net Assets
 Beginning of period                             289,083,391    256,011,321
                                                 -----------    ------------
 End of period (including undistributed net
  investment income and distributions in
  excess of net investment income of $154,166
  and ($22,102), respectively                   $353,838,149   $289,083,391
                                                 ===========    ============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                      Year Ended December 31,
                                                1995             1994             1993        1992          1991
                                             ----------  ------------------   ----------   ----------   -----------
Net asset value, beginning of period            $12.68            $13.71          $12.86      $12.97        $11.07
Income from investment operations
 Net investment income                            0.45              0.36((1)(3))    0.23((3))   0.37((3))     0.42((3))
 Net realized and unrealized gain (loss)          1.84             (0.56)           1.17        0.99          2.76
                                              ---------    ----------------     ---------    ---------    ----------
  Total from investment operations                2.29             (0.20)           1.40        1.36          3.18
                                              ---------    ----------------     ---------    ---------    ----------
Less distributions
 Dividends from net investment income            (0.45)            (0.37)          (0.23)      (0.37)        (0.42)
 Dividends from net realized gains               (0.89)            (0.46)          (0.32)      (1.10)        (0.86)
                                              ---------    ----------------     ---------    ---------    ----------
  Total distributions                            (1.34)            (0.83)          (0.55)      (1.47)        (1.28)
                                              ---------    ----------------     ---------    ---------    ----------
Change in net asset value                         0.95             (1.03)           0.85       (0.11)         1.90
                                              ---------    ----------------     ---------    ---------    ----------
Net asset value, end of period                  $13.63            $12.68          $13.71      $12.86        $12.97
                                              =========    ================     =========    =========    ==========
Total return                                     18.22%            -1.45%          11.02%      10.67%        29.44%
Ratios/supplemental data:
Net assets, end of period (thousands)         $353,838          $289,083        $256,011     $163,628      $98,415
Ratio to average net assets of:
 Operating expenses                               0.67%((2))        0.74%           0.74%       0.50%         0.50%
 Net investment income                            3.28%             2.71%           1.82%       2.90%         3.48%
Portfolio turnover rate                            170%              220%            269%        326%          255%

((1)) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.

((2)) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

((3)) Computed using average shares outstanding.

                       See Notes to Financial Statements

                                      2-20

                              INTERNATIONAL SERIES

   While making general upward progress, world equity markets have oscillated throughout this reporting period. This was due primarily to wide swings in the economic outlook and earnings growth expectations. Early in the year, there were worries about overheating economies, inflation and a shortage of global productive capacity. Momentum in the markets was hampered by rising interest rates but as investors' concerns eased, markets picked up again in the second quarter. By October, investors began to worry about the lack of growth: GDP in the U.S. did not greatly improve, Europe's growth slowed sharply and Japan continued to trundle along the bottom. Overall, falling interest rates greatly assisted equity markets in the second half of the year. The Asian region was the only area where markets continued to struggle as worries about too much economic growth and higher interest rates hampered performance for most of the year.

   The volatility of the U.S. Dollar had a significant impact on the performance results. U.S. investors benefited from the declining U.S. dollar in the first part of 1995 but lost ground as the dollar rebounded during the second half of the year. In U.S. Dollar terms, Taiwan, Mexico and the Philippines were among the worst performing countries during 1995, while Switzerland, Sweden and Spain were among the best.

   For the twelve months ended December 31, 1995, Phoenix Edge International Fund posted a total return of 9.59%, while the market, as measured by the Morgan Stanley Capital International EAFE Index, gained 11.55%. (All of these figures assume reinvestment of any distributions.) The portfolio's relative underperformance was due primarily to underweighting in Japan during the second half of the year. Areas which contributed positively to performance included exposure to technology and European stocks in the health care, financial services, media, and capital goods sectors. Also helpful was our hedge of yen into dollars, since the yen depreciated almost 20% over the last six months. Holdings which hampered performance included European cyclicals, much of our exposure to southeast Asia (particularly Korea and Taiwan) and France, where turmoil in the government and its economic plans have troubled the market for many months.

   European growth rates have been revised down for 1995 and 1996 to approximately 2% each year. Since we expect interest rates to fall further, the second half of 1996 may well be stronger. With budget deficits coming down because of spending restraints, monetary policy is the only option available to create jobs in European countries.

   In Japan, the outlook for 1996 growth has improved. A clearer statement on bank restructuring is due in January, but individual banks have already taken the initiative to write off bad loans at a faster pace. This clearing of the decks, coupled with better-than-expected capital spending and a small improvement from the consumer as deflation eases, could provide the first GDP growth above 2% in 1996. This has helped the Japanese stock market considerably in recent months and we expect further progress to be made.

   In Southeast Asia, still the fastest growing part of the world, we expect GDP growth in 1996 to be only slightly less than in 1995. However, after two years of very poor performance, we believe 1996 will see an improved market, providing governments stay the course and let their economies gently cool. We also believe Latin America is past the worst of its recession, but still expect growth to be relatively slow in 1996 (around 3%) since trouble spots remain.

   Overall, we expect foreign markets to perform well in 1996 due to their attractive valuations, promising growth prospects and slower earnings momentum in the United States. We are increasing the Fund's exposure to economically sensitive areas in the Japanese market, broadening out from the large exposure to technology which we held through most of 1995. We are adding selectively to Asia and Latin Americas holdings as well. In Europe, we shifted our focus from economically sensitive to growth and interest rate-sensitive stocks in the fourth quarter--a focus we expect to maintain until earnings expectations catch up with reality or we see signs of renewed economic growth.

[typeset representation of line chart]

                 International    Europe, Australia and     EAFE excluding
                   Series         the Far East (EAFE)*          JAPAN
 5/1/90            10000                10000                   10000
12/31/90            9190                 9640                   10014
12/31/91           11008                10844                   11608
12/31/92            9589                 9559                   11270
12/31/93           13275                12708                   15498
12/31/94           13279                13732                   15379
12/31/95           14552                15318                   18541

[end chart]

Average Annual Total Returns for Periods Ending 12/31/95

                                                                      From
                                                                      Inception
                                                                      5/1/90 to
                                                  1 Year    5 Years   12/31/95
-------------------------------------------------------------------------------
International Series                               9.59%    9.63%     6.84%
-------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index*  11.55%    9.71%     7.81%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Morgan Stanley Capital International EAFE index is an unmanaged but commonly used measure of foreign stock fund performance which includes dividends reinvested. The EAFE index is an aggregate of 15 individual country indexes in Europe, Australia, New Zealand and the Far East.

                                      2-21

                             INTERNATIONAL SERIES

                           SCHEDULE OF INVESTMENTS
                              December 31, 1995

                                                 SHARES        VALUE
                                                ---------   -----------
COMMON STOCKS--93.4%
Argentina--1.7%
 Quilmes (Beverages)                                42,000   $   655,200
 YPF Sociedad Anonima ADR (Energy Sources)          75,000     1,621,875
                                                             ----------
                                                               2,277,075
                                                             ----------
Australia--1.2%
 Australia & New Zealand Banking Group
  (Banks)                                          350,000     1,642,862
                                                             ----------
Austria--0.8%
 Austria Mikro Systeme International
  (Electronics)                                      6,200     1,006,633
                                                             ----------
Chile--1.3%
 Enersis SA ADR (Utility--Electric)                 60,000     1,710,000
                                                             ----------
Denmark--1.3%
 Danisco A/S (Manufacturing--Food)                  37,000     1,789,310
                                                             ----------
Finland--1.1%
 Valmet (Machinery)                                 56,800     1,425,887
                                                             ----------
France--4.8%
 Carrefour Supermarche (Retail--Food)                2,100     1,275,811
 Christian Dior SA (Conglomerates)                  16,300     1,759,892
 Rexel (Business & Public Service)                  10,200     1,724,925
 SGS-Thomson Microelectronics (Electronics)
  NV (b)                                             2,900       111,190
 SGS-Thomson Microelectronics (Electronics)
  ADR (b)                                           38,600     1,553,650
                                                             ----------
                                                               6,425,468
                                                             ----------
Germany--4.9%
 Adidas AG (Textile & Apparel) (b)                  33,800     1,792,496
 Gehe AG (Health Care--Drugs)                        2,900     1,479,178
 Moebel Walther (Retail)                            22,300       732,323
 SGL Carbon AG (Specialty--Chemical) (b)            20,300     1,574,413
 Standard Application Software AG Vorzug
  (Computer Software & Services)                     7,000     1,061,347
                                                             ----------
                                                               6,639,757
                                                             ----------
Hong Kong--8.2%
 CDL Hotels International (Lodging &
  Restaurants)                                   1,032,000       520,545
 Cheung Kong Holdings, Ltd. (Real Estate
  Development)                                     200,000     1,218,329
 Dao Heng Bank Group, Ltd. (Banks)                 200,000       719,099
 First Pacific Co. (Conglomerates)               1,545,000     1,718,465
 Guoco Group (Diversified Financial Services) 220,000 1,061,317 Henderson Land Development Corp. (Real
  Estate Development)                              150,000       904,047
 HSBC Holdings PLC (Banks)                         101,800     1,540,449
 Hutchinson Whampoa (Conglomerates)                207,000     1,260,971
 New World Development (Real Estate
  Development)                                     480,000     2,092,112
                                                              ----------
                                                              11,035,334
                                                             ----------
Indonesia--1.9%
 Matahari Putra Prima IDR (Retail)                  87,000       153,154
 PT Astra International (Automobiles)              483,000     1,003,422
 PT Semen Gresik (Building Materials &
  Components)                                      200,000       559,825
 Wicaksana Overseas (Wholesale &
  Distribution)                                    320,000       853,734
                                                             ----------
                                                              2,570,135
                                                             ----------
Italy--2.7%
 Olivetti (Office & Business Equipment) (b) 2,216,700 1,778,783 Telecom Italia Mobile-DRNC (Utilty--
  Telephone--Cellular)(b)                        1,265,000     1,331,664
 Telecom Italia Mobile SPA (Utility--
  Telephone--Cellular) (b)                         287,000       505,651
                                                             ----------
                                                               3,616,098
                                                             ----------
Japan--19.1%
 Circle K Japan Co., Ltd. (Retail) (b)              41,000     1,808,503
 Daimaru, Inc. (Retail)                            202,000     1,566,626
 Daiwa Securities Co., Ltd. (Financial
  Services)                                         92,000     1,409,188

Japan--continued
 Hankyu Department Store (Retail)                  101,000   $ 1,498,086
 Hoya (Electronics)                                 38,000     1,307,784
 Keyence Corp. (Electronics)                         9,000     1,038,278
 Mitsubishi Bank (Banks)                            78,000     1,837,490
 Omron Corp. (Electronics)                          48,000     1,107,496
 Oriental Construction Co. (Engineering &
  Construction)                                     62,000     1,322,326
 Ricoh Corp. Ltd. (Office & Business
  Equipment)                                       163,000     1,785,624
 Rohm Co. (Electronics)                             19,000     1,073,856
 Sanwa Bank (Banks)                                 87,000     1,771,180
 Sega Enterprises Ltd. (Entertainment,
  Leisure & Gaming)                                 24,000     1,326,203
 Shinko Electric Industries (Electronics)           15,000       604,935
 SMC Corporation (Machinery)                        22,000     1,593,189
 TDK Corporation ORD (Electronics)                  16,000       817,438
 Tokyo Electron Ltd. (Electronics)                  26,000     1,008,225
 Toyoda Machine Works (Industrial Components)      149,000     1,437,253
 Yokogawa Electric (Electronics)                   146,000     1,381,423
                                                             ----------
                                                              25,695,103
                                                             ----------
Netherlands--6.6%
 Ahrend Group NV (Office & Business
  Equipment)                                        40,500     1,334,082
 Fortis Amev NV (Insurance)                         21,000     1,408,385
 Gucci Group NV (Textiles & Apparel) (b)            36,000     1,358,787
 Heineken NV (Beverages)                             7,700     1,367,640
 IHC Caland (Oil Service & Equipment)               57,500     1,937,114
 Randstad Holdings NV (Professional Services)       31,000     1,407,948
                                                             ----------
                                                               8,813,956
                                                             ----------
Norway--1.7%
 Uni Storebrand (Insurance) (b)                    403,000     2,232,581
                                                             ----------
Peru--1.4%
 CPT B Pen (Utility--Telephone)                    893,945     1,921,085
                                                             ----------
Philippines--0.2%
 Metropolitan Bank & Trust Co. (Banks)              15,043       292,497
                                                             ----------
Poland--0.7%
 Bank Gdanski (Banks) (b)                           98,300       955,968
                                                             ----------
Portugal--0.6%
 Portugal Telecom (Telecommunications) (b)          40,000       753,756
                                                             ----------
Singapore--1.2%
 Development Bank of Singapore (Banks)             131,000     1,630,091
                                                             ----------
South Korea--3.5%
 Hana Bank (Banks)                                  44,990       937,875
 Korea Electric Power Corporation
  (Utilities--Electric)                             34,210     1,494,131
 Korea First Bank (Banks)                           65,000       578,169
 Korean Exchange Bank New (Banks)                    6,720        79,430
 L.G. Electronics (Electronics)                     12,000       451,088
 Pohang Iron & Steel Co., Ltd. (Metals &
  Mining)                                           16,119     1,127,255
 Samsung Electronics--GDR (Electronics) (b)            189        11,057
 Samsung Electronics--GDR 144A (Electronics)
  (b) (c)                                              311        16,753
 Shinhan Bank (Banks)                                2,210        48,500
                                                             ----------
                                                               4,744,258
                                                             ----------
Spain--1.7%
 Iberdrola (Utilities--Electric)                   252,000     2,305,712
                                                             ----------
Sweden--5.1%
 Astra AB Ser A (Health Care--Drugs)                49,050     1,961,348
 Autoliv AB Reg S ORD (Auto & Truck Parts)          25,000     1,463,665
 Frontec AB (Computer Software & Services)
  (b)                                               37,000     1,066,363
 Hoganas Series B (Auto & Truck Parts)              81,800     2,394,556
                                                             ----------
                                                               6,885,932
                                                             ----------

                       See Notes to Financial Statements

                                      2-22

                              INTERNTIONAAL SERIES

                                                 SHARES        VALUE
                                                ---------   -----------

Switzerland--4.4%
 Brown Boveri Bearer (Electrical Equipment)           520   $    605,597
 Brown Boveri B REGD (Electrical Equipment)         2,000        453,676
 Ciba-Geigy AG Reg. (Heath Care--
  Diversified)                                      1,820      1,605,510
 Sandoz (Health Care--Drugs)                        2,580      2,367,878
 Swissair Reg. (Transportation--Airlines) (b)       1,100        803,059
                                                             ----------
                                                               5,835,720
                                                             ----------
Taiwan--2.5%
 The Taiwan Fund, Inc. (Multi-Industry)            64,750      1,327,375
 The R.O.C. Taiwan Fund (Multi-Industry) (b)      200,000      2,100,000
                                                             ----------
                                                              3,427,375
                                                             ----------
Thailand--2.3%
 General Finance Securities (Financial
  Services)                                       110,000        506,566
 Krung Thai Bank (Banks)                          110,000        454,163
 Land & House Co. Ltd. (Real Estate
  Development)                                     35,000        575,246
 PTT Exploration & Production (Oil) (b)           146,000      1,530,180
                                                             ----------
                                                               3,066,155
                                                             ----------
United Kingdom--12.5%
 Allied Irish Banks PLC (Banks)                   280,000      1,526,087
 Astec (BSR) PLC (Electronics)                    718,000      1,276,568
 British Aerospace Ord. (Aerospace & Defense)     124,000      1,534,596
 British Airways PLC (Airlines)                   297,000      2,149,099
 Glaxo Wellcome PLC Spons ADR (Health
  Care--Drugs)                                     48,000      1,356,000
 Hays PLC (Professional Services)                  76,000        442,547
 Powergen PLC (Utilities--Electrical & Gas)       161,000      1,331,250
 Reed International PLC (Broadcasting,
  Publishing & Cable)                              88,000      1,341,863
 Shell Transport & Trading Co. PLC (Energy
  Sources)                                        153,000      2,024,162
 Standard Chartered PLC (Banks)                   164,000      1,395,528
 Takare (Hospital Management & Services)          256,000        711,553
 WPP Group (Advertising)                          686,000      1,746,957
                                                             ----------
                                                              16,836,210
                                                             ----------
TOTAL COMMON STOCKS
(Identified cost $113,650,644)                               125,534,958
                                                             ----------

                                     STANDARD
                                     & POOR'S      PAR
                                      RATINGS     VALUE
                                   (Unaudited)    (000)
                                     ---------   --------
SHORT-TERM OBLIGATIONS--6.2%
Commercial Paper--3.7%
 McDonald's Corp. 5.75%, 1-2-96        A-1+       $4,000     3,999,361
 Coca Cola Co. 5.70%, 1-12-96          A-1+        1,020     1,018,224
                                                             ---------
                                                             5,017,585
                                                             ---------
Federal Agency Securities--2.5%
 Federal Home Loan Mortgage 5.52%
  1-16-96 (d)                                      3,400     3,392,180
                                                             ---------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $8,409,765)                                 8,409,765
                                                             ---------
TOTAL INVESTMENTS--99.6%
(Identified cost $122,060,409)                             133,944,723((a))
Cash and receivables, less liabilities--0.4%                   509,851
                                                             ---------
NET ASSETS--100.0%                                        $134,454,574
                                                             =========

                            INDUSTRY DIVERSIFICATION
                       As a Percentage of Total Value of
                                 Common Stocks

Advertising                                                  1.4%
Aerospace & Defense                                          1.2
Airlines                                                     2.4
Auto & Truck Parts                                           3.1
Automobiles                                                  0.8
Banks                                                       12.3
Beverages                                                    1.6
Broadcasting, Publishing & Cable                             1.1
Building Materials & Components                              0.4
Business & Public Service                                    1.4
Computer Software & Services                                 1.7
Conglomerates                                                3.8
Diversified Financial Services                               0.8
Electrical Equipment                                         0.8
Electronics                                                 10.2
Energy Sources                                               2.9
Engineering & Construction                                   1.1
Entertainment, Leisure & Gaming                              1.1
Financial Services                                           1.5
Health Care--Diversified                                     1.3
Health Care--Drugs                                           5.7
Hospital Management & Services                               0.6
Industrial Components                                        1.1
Insurance                                                    2.9
Lodging & Restaurants                                        0.4
Machinery                                                    2.4
Manufacturing--Food                                          1.4
Metals & Mining                                              0.9
Multi-Industry                                               2.7
Office & Business Equipment                                  3.9
Oil (Oil Service & Equipment)                                2.7
Professional Services                                        1.5
Real Estate Development                                      3.8
Retail (Retail--Food)                                        5.6
Specialty--Chemical                                          1.3
Telecommunications                                           0.6
Textile & Apparel                                            2.5
Utility--Electric (Utility--Electrical & Gas)                5.4
Utility--Telephone                                           3.0
Wholesale & Distribution                                     0.7
                                                          --------
                                                           100.0%
                                                          ========

((a)) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,574,959 and gross depreciation of $1,706,742 for income tax purposes. At December 31, 1995 the aggregate cost of securities for federal income tax purposes was $122,076,506.

((b)) Non-income producing.

((c)) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1995, these securities amounted to a value of $16,753 or 0.01% of net assets.

((d)) Segregated as collateral for forward currency contracts. At December
      31, 1995, these securities amounted to $3,392,180 or 2.5% of net assets.

ADR--American Depository Receipt

                       See Notes to Financial Statements

                                      2-23

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at market (Identified
  cost $122,060,409)                            $133,944,723
 Cash                                                 54,224
 Receivable for investment securities sold           757,525
 Interest and dividends receivable                   189,733
 Tax reclaim receivable                               86,611
 Net unrealized appreciation on forward
  currency contracts                                 112,204
                                                 ------------
  Total Assets                                   135,145,020
                                                 ------------
Liabilities
 Payable for closed forward currency
  contracts                                          428,180
 Payable for investment securities purchased          57,352
 Investment advisory fee                              83,763
 Financial agent fee                                   6,251
 Trustees' fee                                         2,997
 Custodian fee                                        43,067
 Accrued expenses                                     68,836
                                                 ------------
  Total Liabilities                                  690,446
                                                 ------------
Net Assets                                      $134,454,574
                                                 ============
Net Assets Consist of:
 Capital paid in on shares of beneficial
  interest                                      $123,073,809
 Undistributed net investment income                 917,632
 Accumulated net realized loss                    (1,531,400)
 Net unrealized appreciation                      11,994,533
                                                 ------------
Net Assets                                      $134,454,574
                                                 ============
Shares of beneficial interest outstanding, $1
  par value, unlimited authorization              10,588,485
                                                 ============
Net asset value and offering price per share    $      12.70
                                                 ============

STATEMENT OF OPERATIONS
For the year ended December 31, 1995

Investment income
 Dividends                                       $ 1,943,245
 Interest                                            878,443
 Foreign taxes withheld                             (158,081)
                                                 ------------
  Total investment income                          2,663,607
                                                 ------------
Expenses
 Investment advisory fee                             988,635
 Financial agent fee                                  78,641
 Custodian                                           246,904
 Printing                                             32,723
 Professional                                         24,591
 Trustees' fee                                        15,333
 Miscellaneous                                        28,980
                                                 ------------
  Total expenses                                   1,415,807
                                                 ------------
Net investment income                              1,247,800
                                                 ------------
Net Realized and Unrealized Gain (Loss) on
  Investments
 Net realized gain on securities                   2,867,931
 Net realized loss on foreign currency
  transactions                                      (916,353)
 Net unrealized appreciation on investments        8,063,640
 Net unrealized appreciation on foreign
  currency and foreign currency transactions         488,528
                                                 ------------
Net gain on investments                           10,503,746
                                                 ------------
Net increase in net assets resulting from
  operations                                     $11,751,546
                                                 ============

                       See Notes to Financial Statements

                                      2-24

                              INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year           Year
                                                   Ended           Ended
                                                  12/31/95       12/31/94
                                                ------------   -------------
From Operations
 Net investment income                          $  1,247,800   $    691,783
 Net realized gain (loss)                          1,951,578        (74,826)
 Net unrealized appreciation (depreciation)        8,552,168     (3,984,032)
                                                  ----------    ------------
  Net increase (decrease) in net assets
  resulting from operations                       11,751,546     (3,367,075)
                                                  ----------    ------------
From Distributions to Shareholders
 Net investment income                              (455,953)      (257,332)
 Net realized gains                               (2,629,683)    (3,156,656)
                                                  ----------    ------------
  Decrease in net assets from distributions
  to shareholders                                 (3,085,636)    (3,413,988)
                                                  ----------    ------------
From Share Transactions
 Proceeds from sales of shares (3,785,668 and
  9,181,135, respectively)                        45,431,812    115,954,555
 Net asset value of shares issued from
  reinvestment of distributions (238,826 and
  282,805  shares, respectively)                   3,085,636      3,413,988
 Cost of shares repurchased (4,795,590 and
  3,121,639 shares, respectively)                (57,355,995)   (39,201,848)
                                                  ----------    ------------
 (Decrease) increase in net assets from share
  transactions                                    (8,838,547)    80,166,695
                                                  ----------    ------------
 Net (decrease) increase in net assets              (172,637)    73,385,632
Net Assets
 Beginning of period                             134,627,211     61,241,579
                                                  ----------    ------------
 End of period (including undistributed net
  investment income of $917,632 and $388,998,
   respectively)                                $134,454,574   $134,627,211
                                                  ==========    ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)

                                                                Year Ended December 31,
                                                1995      1994        1993         1992         1991
                                               -------   -------   ------------   -------   -------------
Net asset value, beginning of period           $11.85    $12.21       $8.82       $10.17        $9.07
Income from investment operations
 Net investment income ((2))                     0.12      0.08        0.07((1))    0.09         0.24((1))
 Net realized and unrealized (loss) gain         1.02     (0.07)       3.32        (1.40)        1.53
                                               ------     ------     ----------    ------    ------------
  Total from investment operations               1.14      0.01        3.39        (1.31)        1.77
                                               ------     ------     ----------    ------    ------------
Less distributions
 Dividends from net investment income           (0.04)    (0.03)         --        (0.04)       (0.24)
 Dividends from net realized gain               (0.25)    (0.34)         --           --        (0.41)
 Distributions from paid in capital                --        --          --           --        (0.02)
                                               ------     ------     ----------    ------    ------------
  Total distributions                           (0.29)    (0.37)         --        (0.04)       (0.67)
                                               ------     ------     ----------    ------    ------------
Change in net asset value                        0.85     (0.36)       3.39        (1.35)        1.10
                                               ------     ------     ----------    ------    ------------
Net asset value, end of period                 $12.70    $11.85      $12.21        $8.82       $10.17
                                               ======     ======     ==========    ======    ============
Total return                                     9.59%     0.03%      38.44%      -12.89%       19.78%
Ratio/supplemental data:
Net assets, end of period (thousands)        $134,455  $134,627     $61,242      $13,772       $6,119
Ratio to average of net assets of:
 Operating expenses                              1.07%     1.10%       1.15%        1.50%        1.50%
 Net investment income                           0.95%     0.64%       0.49%        1.13%        2.44%
Portfolio turnover rate                           249%      172%        193%          74%         104%

((1)) Includes reimbursement of operating expenses by investment adviser of $0.05 and $0.02, respectively.

((2)) Computed using average shares outstanding.

                       See Notes to Financial Statements

                                      2-25

                                BALANCED SERIES

   Benign inflation and moderating economic growth contributed to very strong investment results in both the equity and fixed-income markets. For the twelve months ended December 31, 1995, the Balanced Series provided a total return of 23.28%. The Fund's Balanced Benchmark returned 27.23% in the same period. (All of these figures assume reinvestment of any distributions.)

   The Fund's relative underperformance came during the first half of the year when the equity segment of the portfolio was underweighted in the strong technology and financial services sectors and the fixed-income segment had a shorter duration versus the benchmark.

   In the second half of the year we increased holdings in the health care, financial services and technology sectors, with improved equity results. Strong contributors to the Fund during the period were Equifax, Medtronic, Amgen, Cisco Systems and Computer Sciences.

   The fixed-income portion of the Fund was helped by a longer duration during the second half of the year. In addition, the fixed-income segment has benefited from increased diversification into sectors of the bond market, such as mortgage-backed securities, municipal bonds, emerging markets debt and high-yield corporate bonds.

   As we enter the new year, we are maintaining a somewhat more cautious stance toward the financial markets. Economic growth continues to moderate and earnings growth appears to be slowing. Following a strong 1995, we anticipate the equity market to enter a corrective phase in the first half of 1996. Consequently, we expect to maintain cash reserves above the 10% benchmark allocation. Equity investments will continue to be driven by our theme process. Dominant themes continue to be our 21st Century Medicine, Hybrid Network, Energy Technology and The REITS themes. We will continue to diversify our fixed income component into attractive sectors while maintaining the duration at current levels.

[typeset representation of line chart]

                 Balanced       Balanced
                Benchmark*       Series

 5/1/92         10000             10000
12/31/92        10712             10972
12/31/93        11702             11912
12/31/94        11725             11579
12/31/95        14917             14274

[end chart]

Average Annual Total Returns for Periods Ending 12/31/95

                                        From
                                        Inception
                                        5/1/92 to
                         1 Year         12/31/95
--------------------------------------------------
Balanced Series          23.28%         10.19%
--------------------------------------------------
Balanced Benchmark*      27.23%         11.51%
--------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury Bills and is produced by Frank Russell Company.

                                      2-26

                                BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                               December 31, 1995

                                   STANDARD
                                   & POOR'S      PAR
                                    RATING      VALUE
                                (Unaudited)     (000)       VALUE
                                   --------    --------   -----------
U.S. GOVERNMENT SECURITIES--22.8%
U.S. Treasury Bonds--7.8%
 U.S. Treasury Bonds 6.50%, '05         AAA     $3,465    $ 3,692,390
 U.S. Treasury Bonds 6.50%, '05         AAA      4,700      5,006,962
 U.S. Treasury Bonds 7.50%, '05         AAA      3,500      3,967,320
 U.S. Treasury Bonds 7.50%, '16         AAA      2,125      2,491,520
                                                          ----------
                                                           15,158,192
                                                          ----------
U.S. Treasury Notes--13.6%
 U.S. Treasury Notes 4.625%, '96        AAA      5,300      5,296,194
 U.S. Treasury Notes 7.25%, '96         AAA      9,800      9,970,618
 U.S. Treasury Notes 5.75%, '97         AAA      7,200      7,264,512
 U.S. Treasury Notes 6.875%, '00        AAA      3,500      3,699,150
                                                          ----------
                                                           26,230,474
                                                          ----------
Agency Mortgage-Backed Securities--1.4%
 GNMA 6.50%, '23                        AAA      2,629      2,609,401
                                                          ----------
TOTAL U.S. GOVERNMENT SECURITIES
(Identified cost $42,885,895)                              43,998,067
                                                          ----------
CONVERTIBLE BONDS--3.8%
Airlines--1.0%
 Delta Airlines, Inc. Cv. 3.23%,
  '03                                   B+       2,000      1,907,500
                                                          ----------
Computer Software & Services--0.9%
 First Financial Mgmt. Corp.
  (FDC) Cv. 5%, '99                     A        1,100      1,791,625
                                                          ----------
Conglomerates--1.0%
 Thermo Electron Corp. Cv. 144A
  4.25%, '03 (c)                        A-       1,800      1,964,250
                                                          ----------
Lodging & Restaurants--0.9%
 Boston Chicken Sub. Deb. Cv.
  4.50%, '04                            B-       1,450      1,683,813
                                                          ----------
TOTAL CONVERTIBLE BONDS
(Identified cost $6,998,575)                                7,347,188
                                                          ----------
NON-CONVERTIBLE BONDS--4.1%
Non-Agency Mortgage Backed Securities--2.9%
 CS First Boston Mortgage 95-AE1,
  B 7.182%, '27                         AA-        425        429,383
 DLJ Mortgage Acceptance 95-T10,
  A 144A 6.955%, '23 (c)                NR       1,300      1,271,562
 Merrill Lynch Mortgage, Inc.
  95-C2 B 7.53%, '21                    Aa((d))    248        256,189
 Lehman Commercial Conduit 95-C2
  B 7.18412%, '05 (e)                   AA         425        443,859
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                            Aa((d))    425        443,992
 Resolution Trust Corp. 95-C2, B
  6.80%, '27                            Aa((d))  1,184      1,181,158
 Resolution Trust Corp. 95-C1, A5
  6.0205%, '27                          Aaa((d))   511        508,931
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                            Aa((d))    525        529,594
 Resolution Trust Corp. 95-2, M1,
  7.15%, '29                            Aa((d))    509        512,682
                                                          ----------
                                                            5,577,350
                                                          ----------
Paper & Forest Products--0.4%
 Buckeye Cellulose Corp. 8.50%,
  '05                                   BB-        700        723,625
                                                          ----------
Publishing, Broadcasting, Printing & Cable--0.4%
 Continental Cablevision 144A
  8.30%, '06 (c)                        BB+        700        704,375
                                                          ----------
Textile & Apparel--0.4%
 Westpoint Stevens, Inc.
  9.375%, '05                           B+         700        696,500
                                                          ----------
TOTAL NON-CONVERTIBLE BONDS
(Identified cost $7,632,413)                                7,701,850
                                                          ----------
FOREIGN NON-CONVERTIBLE BONDS--2.0%
Argentina--0.3%
 Republic of Argentina Reg. FRB-L
  Euro 6.8125%, '05 (e)                 BB-     $  750    $   533,906
                                                          ----------
Brazil--0.3%
 Republic of Brazil 20 yr. Series
  C Euro 8%, '14                        B+         902        515,843
                                                          ----------
Colombia--0.5%
 Financiera Energ. Nacional EMTN
  144A 9%, '99 (c)                      BBB-       440        461,450
 Republic of Colombia Yankee
  7.25%, '04                            BBB-       475        456,000
                                                          ----------
                                                              917,450
                                                          ----------
Mexico--0.2%
 Banco Mexico 7.25%, '04                BB         570        446,025
                                                          ----------
Philippines--0.2%
 Central Bank of Philippines NMB
  Euro 6.8125%, '05 (e)                 BB         500        450,625
                                                          ----------
Poland--0.5%
 Poland Global Reg. Par Euro
  2.75%, '24 (e)                        Baa((d)) 1,000        471,250
 Poland PDI 3.75%, '14 (e)              Baa((d))   700        453,250
                                                          ----------
                                                              924,500
                                                          ----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
(Identified cost $3,645,094)                                3,788,349
                                                          ----------
MUNICIPAL BONDS--3.5%
California--1.2%
 Kern County Pension Obligation
  7.26%, '14                           AAA         420        439,131
 Long Beach Pension Obligation
  6.87%, '06                           AAA         230        236,760
 Los Angeles County Series B Rev.
  5.25%, '23                           AAA         485        472,671
 N. California Power Agency Rev.
  A 5.50%, '24                         AAA         415        415,390
 San Bernardino County Obligation
  Revenue 6.87%, '08                   AAA         110        113,177
 San Bernardino County Obligation
  Revenue 6.94%, '09                   AAA         300        309,642
 Ventura County Pension 6.54%,
  '05                                  AAA         260        262,699
                                                          ----------
                                                            2,249,470
                                                          ----------
Florida--0.9%
 Florida Board of Education
  Series E 5.25%, '23                  AA          455        444,130
 Florida State Turnpike Authority
  Sinker 5%, '19                       AAA         290        279,551
 Miami Beach Special Obligation
  Taxable 8.60%, '21                   AAA         875        992,714
                                                          ----------
                                                            1,716,395
                                                          ----------
Georgia--0.2%
 De Kalb County Water & Sewer
  Sinker 5.25%, '23                    AA          420        412,877
                                                          ----------
Massachusetts--0.2%
 Massachusetts Bay Transit Gen.
  Series B 5.375%, '25                 AAA         485        475,683
                                                          ----------
Michigan--0.2%
 Michigan Public Power Agency
  Sinker 5.25%, '18                    AAA         485        476,314
                                                          ----------
New York--0.1%
 New York State Power Rev. Series
  CC 5.25%, '18                        AA-         205        201,070
                                                          ----------

                       See Notes to Financial Statements

                                      2-27

                                BALANCED SERIES

                                   STANDARD
                                   & POOR'S      PAR
                                    RATING      VALUE
                                (Unaudited)     (000)       VALUE
                                   --------    --------   -----------
South Carolina--0.2%
 South Carolina Public Service
  Series C 5%, '25                     AAA      $   345   $   327,367
 South Carolina Public Service
  Rev. C 5.125%, '21                   A+           165       154,527
                                                          ----------
                                                              481,894
                                                          ----------
Utah--0.2%
 Intermountain Power Series A
  5%, '23                              AA-          410       382,247
                                                          ----------
Washington--0.1%
 Seattle Drain & Wastewater
  Sinker 5.25%, '25                    AAA          295       286,380
                                                          ----------
Other Territories--0.2%
 Puerto Rico Commonwealth Sinker
  5.375%, '22                          AAA          340       338,909
                                                          ----------
TOTAL MUNICIPAL BONDS
(Identified cost $6,802,975)                                7,021,239
                                                          ----------

                                               SHARES
                                               -------
CONVERTIBLE PREFERRED STOCKS--2.1%
Computer Software & Services--0.9%
 American Express Co. DECS First Data 1996
  Cv.                                           32,000     1,776,000
                                                          ----------
Conglomerates--1.0%
 Alco Standard Cv. Pfd $5.04                    21,600     1,846,800
                                                          ----------
Entertainment, Leisure & Gaming--0.2%
 Time Warner Financing Cv. Pfd. PERCS $1.24     15,000       468,750
                                                          ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified cost $3,456,620)                               4,091,550
                                                          ----------
COMMON STOCKS--49.9%
Aerospace & Defense--1.8%
 Boeing Company                                 25,000     1,959,375
 United Technologies Corp.                      15,600     1,480,050
                                                          ----------
                                                           3,439,425
                                                          ----------
Bank--1.1%
 Golden West Financial Corp.                    37,500     2,071,875
                                                          ----------
Beverages--1.2%
 Coca Cola Co.                                  11,800       876,150
 Northland Cranberries, Inc. Class A            80,800     1,434,200
                                                          ----------
                                                           2,310,350
                                                          ----------
Chemical--1.7%
 IMC Global, Inc.                               34,000     1,389,750
 Monsanto Co.                                   16,100     1,972,250
                                                          ----------
                                                           3,362,000
                                                          ----------
Computer Software & Services--2.4%
 Citrix Systems, Inc. (b)                       38,300     1,244,750
 Computer Sciences Corp. (b)                    25,000     1,756,250
 Oracle Systems Corp. (b)                       40,300     1,707,712
                                                          ----------
                                                           4,708,712
                                                          ----------
Conglomerates--0.9%
 Tyco International Ltd.                        50,100     1,784,813
                                                          ----------
Cosmetics & Soaps--1.3%
 Estee Lauder Co. Class A (b)                   43,100     1,503,113
 Procter & Gamble Co.                           12,600     1,045,800
                                                          ----------
                                                           2,548,913
                                                          ----------
Diversified Financial Services--2.7%
 American Express Co.                           31,700     1,311,588
 Equifax, Inc.                                  88,000     1,881,000
 Travelers Group, Inc.                          31,700     1,993,137
                                                          ----------
                                                           5,185,725
                                                          ----------
Engineering & Construction--0.9%
 Fluor Corp.                                    25,200     1,663,200
                                                          ----------
Entertainment, Leisure & Gaming--2.5%
 Mattel, Inc.                                   55,500     1,706,625
 Viacom, Inc. Class B (b)                       36,000     1,705,500
 Walt Disney Co.                                23,400     1,380,600
                                                          ----------
                                                           4,792,725
                                                          ----------

                                                SHARES          VALUE
                                               -------    ----------
Food--1.0%
 Nabisco Holdings Corp. Class A                 62,800    $2,048,850
                                                          ----------
Healthcare--Diversified--1.7%
 American Home Products Corp.                   19,900     1,930,300
 Neuromedical Systems, Inc. (b)                 70,000     1,408,750
                                                          ----------
                                                           3,339,050
                                                          ----------
Healthcare--Drugs--2.6%
 Amgen, Inc. (b)                                35,200     2,090,000
 Liposome Company, Inc. (b)                     49,800       996,000
 Watson Pharmaceuticals, Inc. (b)               37,900     1,857,100
                                                          ----------
                                                           4,943,100
                                                          ----------
Hospital Management & Services--1.9%
 Manor Care, Inc.                               58,900     2,061,500
 United Healthcare Corp.                        25,800     1,689,900
                                                          ----------
                                                           3,751,400
                                                          ----------
Insurance--3.0%
 Allstate Corp.                                 46,811     1,925,102
 Cigna Corp. (b)                                18,600     1,920,450
 Pacificare Health Systems, Inc. (b)            22,700     1,974,900
                                                          ----------
                                                           5,820,452
                                                          ----------
Machinery--0.9%
 Case Corp.                                     36,800     1,683,600
                                                          ----------
Medical Products & Supplies--2.1%
 Baxter International, Inc.                     48,000     2,010,000
 Medtronic, Inc.                                36,700     2,050,613
                                                          ----------
                                                           4,060,613
                                                          ----------
Miscellaneous--0.5%
 CUC International, Inc. (b)                    29,600     1,010,100
                                                          ----------
Natural Gas--0.6%
 Seagull Energy Corp. (b)                       48,100     1,070,225
                                                          ----------
Office & Business Equipment--0.7%
 Sun Microsystems, Inc. (b)                     28,400     1,295,750
                                                          ----------
Oil--1.0%
 Mobil Corp.                                    17,300     1,937,600
                                                          ----------
Oil Service & Equipment--3.4%
 Diamond Offshore Drilling (b)                  29,300       988,875
 Halliburton Co.                                40,000     2,025,000
 Sonat Offshore Drilling                        44,000     1,969,000
 Western Atlas, Inc. (b)                        30,500     1,540,250
                                                          ----------
                                                           6,523,125
                                                          ----------
Paper & Forest Products--1.6%
 Boise Cascade Corp.                            29,000     1,004,125
 Kimberly Clark Corp.                           24,700     2,043,925
                                                          ----------
                                                           3,048,050
                                                          ----------
Publishing, Broadcasting, Printing & Cable--1.0%
 Times Mirror Co. Class A                       55,300     1,873,288
                                                          ----------
Real Estate Investment Trusts--0.7%
 Equity Residential Properties Trust            43,400     1,329,125
                                                          ----------
Retail--0.6%
 Office Depot, Inc. (b)                         62,400     1,232,400
                                                          ----------
Telecommunications Equipment--4.2%
 ADC Telecommunications, Inc. (b)               49,400     1,803,100
 Bay Networks, Inc. (b)                         44,700     1,838,286
 Cisco Systems, Inc. (b)                        18,500     1,380,562
 Stratacom, Inc. (b)                            26,500     1,947,750
 U.S. Robotics Corporation (b)                  13,800     1,210,950
                                                          ----------
                                                           8,180,648
                                                          ----------
Tobacco--1.9%
 Philip Morris Companies, Inc.                  20,000     1,810,000
 RJR Nabisco Holdings Corp.                     61,100     1,886,463
                                                          ----------
                                                           3,696,463
                                                          ----------
Utility--Telephone--4.0%
 AT&T Corp.                                     31,900     2,065,525
 Ameritech Corp.                                19,800     1,168,200
 MCI Communications Corp.                       70,600     1,844,425
 SBC Communications, Inc.                       19,500     1,121,250
 U.S. West Communications Group                 44,800     1,601,600
                                                          ----------
                                                           7,801,000
                                                          ----------

                       See Notes to Financial Statements

                                      2-28

                                BALANCED SERIES

                                               SHARES       VALUE
                                               --------   -----------
TOTAL COMMON STOCKS
(Identified cost $85,118,695)                            $ 96,512,577
                                                          ----------
FOREIGN COMMON STOCKS--0.9%
Chemical--0.9%
 Potash Corp. of Saskatchewan, Inc. (Canada)   24,600       1,743,525
                                                          ----------
TOTAL FOREIGN COMMON STOCKS
(Identified cost $1,609,393)                                1,743,525
                                                          ----------
TOTAL LONG-TERM INVESTMENTS--89.1%
(Identified cost $158,149,660)                            172,204,345
                                                          ----------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)         VALUE
                                  ---------   --------   -------------
SHORT-TERM OBLIGATIONS--11.2%
Commercial Paper--11.2%
 McDonald's Corp. 5.75%, 1-2-96      A-1+       $2,820    $  2,819,550
 McDonald's Corp. 5.63%, 1-4-96      A-1+        4,000       3,998,123
 Philip Morris Companies, Inc.
  5.90%, 1-4-96                      A-1         1,800       1,799,115
 Albertson's 5.73%, 1-10-96          A-1         6,000       5,991,405
 Anheuser-Busch Companies, Inc.
  5.55%, 1-16-96                     A-1+        5,000       4,988,438
 Southwestern Bell Telephone
  Co. 5.55%, 1-25-96                 A-1+        2,085       2,077,285
                                                          ------------
                                                            21,673,916
                                                          ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $21,673,916)                               21,673,916
                                                          ------------
TOTAL INVESTMENTS--100.3%
(Identified cost $179,823,576)                             193,878,261((a))
Cash and receivables, less liabilities--(0.3%)                (576,342)
                                                          ------------
NET ASSETS--100.0%                                        $193,301,919
                                                          ============

((a)) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,416,172 and gross depreciation of $1,355,792 for income tax purposes. At December 31, 1995 the aggregate cost of securities for federal income tax purposes was $179,817,881.

((b)) Non-income producing.

((c)) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to a value of $4,401,637 or 2.3% of net assets.

((d)) As rated by Moody's.

((e)) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                                      2-29

                                BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at value (Identified
  cost $179,823,576)                            $193,878,261
 Cash                                                148,257
 Receivable for investment securities sold         1,605,000
 Interest and dividends receivable                 1,138,706
                                                 ------------
  Total assets                                   196,770,224
                                                 ------------
Liabilities
 Payable for investment securities purchased       3,300,000
 Investment advisory fee                              88,715
 Financial agent fee                                   9,678
 Trustee fee                                           3,106
 Accrued expenses                                     66,806
                                                 ------------
  Total liabilities                                3,468,305
                                                 ------------
Net Assets                                      $193,301,919
                                                 ============
Net Assets Consist of:
 Capital paid in on shares of beneficial
  interest                                      $172,186,268
 Undistributed net investment income                  74,806
 Accumulated net realized gain                     6,986,160
 Net unrealized appreciation                      14,054,685
                                                 ------------
Net Assets                                      $193,301,919
                                                 ============
Shares of beneficial interest outstanding, $1
  par value, unlimited authorization              15,716,275
                                                 ============
Net asset value and offering price per share          $12.30
                                                 ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1995

Investment Income
 Interest                                        $ 5,545,194
 Dividends                                         1,542,297
                                                 ------------
  Total investment income                          7,087,491
                                                 ------------
Expenses
 Investment advisory fee                             918,183
 Financial agent fee                                 103,931
 Custodian                                            37,875
 Printing                                             24,377
 Professional                                         23,182
 Trustees' fee                                        12,128
 Miscellaneous                                         6,243
                                                 ------------
  Total expenses                                   1,125,919
  Custodian fees paid indirectly                      (2,717)
                                                 ------------
  Net expenses                                     1,123,202
                                                 ------------
  Net investment income                            5,964,289
                                                 ------------
Net Realized and Unrealized Gain (Loss) on
  Investments
 Net realized gain from investment
  transactions                                    17,215,657
 Net realized loss on foreign currency
  transactions                                       (36,784)
 Net unrealized appreciation of investment
  securities                                      13,277,376
                                                 ------------
Net gain on investments                           30,456,249
                                                 ------------
Net increase in net assets resulting from
  operations                                     $36,420,538
                                                 ============

                       See Notes to Financial Statements

                                      2-30

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year           Year
                                                   Ended         Ended
                                                 12/31/95       12/31/94
                                                -----------   ------------
From Operations
 Net investment income                         $  5,964,289   $  5,692,109
 Net realized gain (loss)                        17,178,873     (6,373,826)
 Net unrealized appreciation (depreciation)      13,277,376     (4,002,731)
                                                  ---------    -----------
  Net increase (decrease) in net assets
  resulting from operations                      36,420,538     (4,684,448)
                                                  ---------    -----------
From Distributions to Shareholders
 Net investment income                           (6,004,047)    (5,536,378)
 Net realized gains                              (3,833,294)    (1,538,238)
                                                  ---------    -----------
  Decrease in net assets from distributions
  to shareholders                                (9,837,341)    (7,074,616)
                                                  ---------    -----------
From Shares of Beneficial Interest
  Transactions
 Proceeds from sales of shares (2,915,001 and
  5,359,333 shares, respectively)                33,778,188     59,085,232
 Net asset value of shares issued from
  reinvestment of distributions
   (828,862 and 660,710 shares, respectively)     9,837,341      7,074,616
 Cost of shares repurchased (3,333,135 and
  4,699,191 shares, respectively)               (38,002,038)   (51,439,961)
                                                  ---------    -----------
  Increase in net assets from share
  transactions                                    5,613,491     14,719,887
                                                  ---------    -----------
  Net increase in net assets                     32,196,688      2,960,823
Net Assets
 Beginning of period                            161,105,231    158,144,408
                                                  ---------    -----------
 End of period (including undistributed net
  investment income of $74,806 and $208,187,
   respectively)                               $193,301,919   $161,105,231
                                                  =========    ===========


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the indicated period)

                                                                                               From
                                                                                             Inception
                                                                                              5/1/92
                                                       Year Ended December 31,                  to
                                                  1995           1994           1993         12/31/92
                                               ------------   ------------  ------------   -------------
Net asset value, beginning of period             $10.53         $11.31         $10.77         $10.00
Income from investment operations
 Net investment income ((3))                       0.40           0.38((2))      0.32((2))      0.19
 Net realized and unrealized gain (loss)           2.02          (0.70)          0.60           0.77
                                                ----------     ----------     ----------    ------------
  Total from investment operations                 2.42          (0.32)          0.92           0.96
                                                ----------     ----------     ----------    ------------
Less distributions
 Dividends from net investment income             (0.40)         (0.36)         (0.32)         (0.19)
 Dividends from net realized gains                (0.25)         (0.10)         (0.06)          --
                                                ----------     ----------     ----------    ------------
  Total distributions                             (0.65)         (0.46)         (0.38)         (0.19)
                                                ----------     ----------     ----------    ------------
Change in net asset value                          1.77          (0.78)          0.54           0.77
                                                ----------     ----------     ----------    ------------
Net asset value, end of period                   $12.30         $10.53         $11.31         $10.77
                                                ==========     ==========     ==========    ============

Total return                                      23.28%         -2.80%          8.57%          9.72%
Ratios/supplemental data:
Net assets, end of period (thousands)          $193,302       $161,105       $158,144        $54,467
Ratio to average net assets of:
 Operating expenses                                0.65%((4))     0.69%          0.70%          0.50%((1))
 Net investment income                             3.44%          3.44%          3.16%          3.59%((1))
Portfolio turnover rate                             223%           171%           161%           110%((1))

((1)) Annualized

((2)) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.

((3)) Computed using average shares outstanding.

((4)) For the year ended December 31, 1995, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                                      2-31

                               REAL ESTATE SERIES

   In general, real estate markets are in a state of supply and demand balance. Economic and employment growth during the last several years, combined with modest levels of new construction, have led to steady and significant improvement in real estate occupancy rates. Apartments hover near 95% occupied in most markets. New construction has remained in control despite warnings earlier this year of increased apartment permitting. The office, office-industrial and hotel property type sectors have seen the most dramatic improvement during 1995. These markets emerged later from the real estate downturn and are benefiting now from a virtual lack of new construction. As fundamentals continue to improve and traditional investors return to these sectors, we expect improved values due to the return of normal liquidity. A note of caution, however, must be sounded for the retail sector. The retail industry is struggling due to competition among major retailers and expansion of competing retail formats in the face of slow growth in consumer spending. As a result, regional malls, discounters, strip malls and factory outlets are competing fiercely for shares of the retail spending pie.

   Performance in the REIT market in 1995 has been driven by the underlying real estate fundamentals, with office and hotel REITS among the strongest performers and retail REITS among the weaker.

   Phoenix Edge Real Estate Fund, which was launched on May 1, 1995, performed well during this reporting period. From its inception date through December 31, 1995, the Fund posted a total return of 17.79%. The NAREIT Equity Index recorded a total return of 15.48% for the same period. (All these figures assume reinvestment of any distributions.)

   The Fund benefited from strong performance by some of its key holdings. Bay Apartments (apartment), Kimco Realty (retail), Highwoods Properties (office) and Starwood Lodging Trust (hotel) enjoyed growing market demand due to favorable earnings growth forecasts. The Fund also benefited from its investment strategy to concentrate in key sectors that expected to outperform the market during 1995. Currently, the Fund is overweighted in the apartment, office and hotel sectors and underweighted in the retail sector.

   The favorable outlook for the real estate industry translates into strong consensus growth estimates for Funds From Operations (FFO) in the REIT market in 1996. (FFO is the earnings indicator used in the REIT industry to measure dividend paying ability.) REIT FFOs are forecasted to grow 8.5% over the course of 1996.

   During 1995, share prices have barely kept pace with income growth. Current dividend yields have been slow to decline despite tremendous strength in the broad equity markets and steady declines in long-term bond yields. The average dividend yield for equity REITs on December 31, 1995 was 7.42%. This represents a spread over 10-year treasury notes of 179 basis points, the widest spread over treasury yields since depths of the real estate recession in 1990. REITs also offer a wider spread over the S&P 500 than at the beginning of the year.

   We believe that improving fundamentals in the real estate industry point to continued earnings growth for REITs. Additionally, income yields are high compared to alternative investments. In the wake of the tremendous bull market in stocks and bonds during 1995, we believe REIT share prices offer value. We expect to continue our emphasis on the office, industrial and hotel sectors which offer the best prospects for income growth. We will also continue to focus on companies with strong managements, excellent track records and low debt levels.

[typeset representation of line chart]

           Real Estate
            Series     NAREIT*
 5/1/95      10000     10000
12/31/95     11779     11548

[end chart]

Total Returns for Period Ending 12/31/95

                          From
                       Inception
                       5/1/95 to
                       12/31/95
---------------------------------
Real Estate Series       17.79%
---------------------------------
NAREIT Index*            15.48%
---------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
* The National Association of Real Estate Investment Trusts (NAREIT) is a commonly used, unmanaged indicator of REIT performance.

                                      2-32

                               REAL ESTATE SERIES

                           SCHEDULE OF INVESTMENTS
                              December 31, 1995

                                                SHARES     VALUE
                                                ------   ----------
COMMON STOCKS--97.0%
REAL ESTATE INVESTMENT TRUSTS--95.6%
COMMERCIAL--20.1%
Industrial--5.2%
 Security Capital Industrial Trust               12,483   $  218,452
 Weeks Corporation                                8,700      218,588
                                                          ---------
                                                             437,040
                                                          ---------
Office--9.6%
 Cali Realty Corp.                                3,800       83,125
 Duke Realty Investments, Inc.                    6,500      203,937
 Highwoods Properties, Inc.                      10,200      288,150
 Spieker Properties, Inc.                         9,600      241,200
                                                          ---------
                                                             816,412
                                                          ---------
Storage--5.3%
 Shurgard Storage Centers, Inc.                   7,700      207,900
 Storage USA, Inc.                                7,500      244,687
                                                          ---------
                                                             452,587
                                                          ---------
Total Commercial                                           1,706,039
                                                          ---------
DIVERSIFIED--0.6%
 Colonial Properties Trust                        1,800       45,900
                                                          ---------
HEALTH CARE--7.8%
 Health Care Properties Inv., Inc.                9,400      330,175
 Nationwide Health Properties, Inc.               7,800      327,600
                                                          ---------
                                                             657,775
                                                           ---------
RESIDENTIAL--36.6%
Apartments--30.6%
 Avalon Properties, Inc.                          7,700      165,550
 Bay Apartment Community, Inc.                   10,500      254,625
 Camden Property Trust                            7,100      169,513
 Equity Residential Properties Trust              9,000      275,625
 Evans Withycombe Residential, Inc.              11,800      253,700
 Merry Land & Investment Co.                     12,700      300,037
 Oasis Residential, Inc.                         11,000      250,250
 Post Properties, Inc.                            7,400      235,875
 Security Capital Pacific Trust                  14,000      276,500
 South West Property Trust                       12,000      162,000
 United Dominion Realty Trust                    16,600      249,000
                                                          ---------
                                                           2,592,675
                                                          ---------
Manufactured Homes--6.0%
 Chateau Properties, Inc.                         5,200      117,000
 Manufactured Home Communities                    9,500      166,250
 Sun Communities, Inc.                            8,600      226,825
                                                          ---------
                                                             510,075
                                                          ---------
Total Residential                                          3,102,750
                                                          ---------
RETAIL--25.1%
Community/Neighborhood--12.7%
 Developers Diversified Realty Corp.              9,200      276,000
 Federal Realty Investment Trust                  7,600      172,900
 Kimco Realty Corp.                               5,700      155,325
 Regency Realty Corp.                             4,700       81,075
 Vornado Realty Trust                             6,400      240,000
 Weingarten Realty Investors                      4,000      152,000
                                                          ---------
                                                           1,077,300
                                                          ---------
Factory Outlet--3.0%
 Chelsea G.C.A. Realty, Inc.                      8,400   $  252,000
                                                          ---------
Regional Malls--9.4%
 DeBartolo Realty Corp.                          12,700      165,100
 J.P. Realty, Inc.                                9,300      203,438
 Simon Property Group, Inc.                       9,300      226,687
 Taubman Centers, Inc.                           20,400      204,000
                                                          ---------
                                                             799,225
                                                          ---------
Total Retail                                               2,128,525
                                                          ---------
SPECIALTY--5.4%
Hotels--5.4%
 FelCor Suite Hotels, Inc.                        6,600      183,150
 Patroit American Hospitality                     7,000      180,250
 Starwood Lodging Trust                           3,300       98,175
                                                          ---------
                                                             461,575
                                                          ---------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Identified cost $7,264,007)                               8,102,564
                                                          ---------
REAL ESTATE OPERATING COMPANIES--1.4%
Hotels--1.4%
 Bristol Hotel Co. (b)                              500       12,188
 Host Marriott Corp. (b)                          7,900      104,675
                                                          ---------
TOTAL REAL ESTATE OPERATING COMPANIES
(Identified cost $109,470)                                   116,863
                                                          ---------
TOTAL COMMON STOCKS
(Identified cost $7,373,477)                               8,219,427
                                                          ---------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)
                                  ---------   -------
SHORT-TERM OBLIGATIONS--3.7%
Commercial Paper--3.7%
McDonald's Corp. 5.75%, 1-2-96      A-1+       $ 315        314,950
                                                         ------------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $314,950)                                  314,950
                                                         ------------
TOTAL INVESTMENTS--100.7%
(Identified cost $7,688,427)                              8,534,377((a))
Cash and receivables, less liabilities--(0.7%)              (61,835)
                                                         ------------
NET ASSETS--100.0%                                       $8,472,542
                                                         ============

((a)) Federal Income Tax Information: Net realized appreciation of investment securities is comprised of gross appreciation of $855,009 and gross depreciation of $9,139 for income tax purposes. At December 31, 1995 the aggregate cost of securities for federal income tax purposes was $7,688,507.

((b)) Non-income producing.

                        See Notes to Financial Statements

                                      2-33

                               REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets
 Investment securities at value (Identified
  cost $7,688,427)                              $8,534,377
 Cash                                                7,528
 Receivable from adviser                            23,788
 Interest and dividends receivable                  70,477
                                                 ----------
  Total assets                                   8,636,170
                                                 ----------
Liabilities
 Payable for investment securities purchased       127,603
 Trustees' fee                                       1,956
 Financial agent fee                                   404
 Accrued expenses                                   33,665
                                                 ----------
  Total liabilities                                163,628
                                                 ----------
Net Assets                                      $8,472,542
                                                 ==========
Net Assets Consist of:
 Capital paid in on shares of beneficial
  interest                                      $7,626,672
 Accumulated net realized loss                         (80)
 Net unrealized appreciation                       845,950
                                                 ----------
Net Assets                                      $8,472,542
                                                 ==========
Shares of beneficial interest outstanding, $1
  par value, unlimited authorization               747,675
                                                 ==========
Net asset value and offering price per share        $11.33
                                                 ==========


STATEMENT OF OPERATIONS
From inception May 1, 1995 to December 31, 1995

Investment Income
 Dividends                                      $  249,376
 Interest                                           11,020
                                                 ---------
  Total investment income                          260,396
                                                 ---------
Expenses
 Investment advisory fee                            33,655
 Financial agent fee                                 2,692
 Printing                                           16,983
 Professional                                       14,910
 Custodian                                           8,810
 Trustees' fee                                       8,690
 Miscellaneous                                       3,107
 Expenses borne by investment adviser              (43,974)
                                                 ---------
  Total expenses                                    44,873
                                                 ---------
  Net investment income                            215,523
                                                 ---------
Net Realized and Unrealized Gain (Loss) on
  Investments
 Net realized gain from investment
  transactions                                      44,211
 Net unrealized appreciation on investment
  securities                                       845,950
                                                 ---------
Net gain on investments                            890,161
                                                 ---------
Net increase in net assets resulting from
  operations                                    $1,105,684
                                                 =========

                       See Notes to Financial Statements

                                      2-34

                               REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                From Inception
                                                   5/1/95 to
                                                   12/31/95
                                                ---------------
From Operations
 Net investment income                            $  215,523
 Net realized gain                                    44,211
 Net unrealized appreciation                         845,950
                                                  -------------
  Net increase in net assets resulting from
  operations                                       1,105,684
                                                  -------------
From Distributions to Shareholders
 Net investment income                              (215,523)
 Net realized gains                                  (44,211)
 Tax return of capital                               (19,252)
 Distribution in excess of net realized gains            (80)
                                                  -------------
  Decrease in net assets from distributions
  to shareholders                                   (279,066)
                                                  -------------
From Shares of Beneficial Interest
  Transactions
 Proceeds from sales of shares (784,136
  shares)                                          8,019,985
 Net asset value of shares issued from
  reinvestment of distributions (25,636
  shares)                                            279,066
 Cost of shares repurchased (62,097 shares)         (653,127)
                                                  -------------
  Increase in net assets from share
  transactions                                     7,645,924
                                                  -------------
  Net increase in net assets                       8,472,542
Net Assets
 Beginning of period                                       0
                                                  -------------
 End of period (including undistributed net
  investment income of $0)                        $8,472,542
                                                  =============


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the indicated period)

                                                From Inception
                                                   5/1/95 to
                                                   12/31/95
                                                ---------------
Net asset value, beginning of period                $10.00
Income from investment operations
 Net investment income                                0.33((2))
 Net realized and unrealized gain                     1.42
                                                  -------------
  Total from investment operations                    1.75
                                                  -------------
Less distributions
 Dividends from net investment income                (0.33)
 Dividends from net realized gains                   (0.06)
 Tax return of capital                               (0.03)
                                                  -------------
  Total distributions                                (0.42)
                                                  -------------
Change in net asset value                             1.33
                                                  -------------
Net asset value, end of period                      $11.33
                                                  =============

Total return                                         17.79%((3))
Ratios/supplemental data:
Net assets, end of period (thousands)               $8,473
Ratio to average net assets of:
 Operating expenses                                   1.00%((1))
 Net investment income                                4.80%((1))
Portfolio turnover rate                                 10%((3))

((1)) Annualized

((2)) Includes reimbursement of operating expenses by investment adviser of $0.07 per share.

((3)) Not annualized

                       See Notes to Financial Statements

                                      2-35

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1995

Note 1--Organization

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Bond, Total Return, International, Balanced and Real Estate Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account, the Phoenix Home Life Variable Universal Life Account, the PHL Variable Accumulation Account, and the Phoenix Home Life Separate Accounts B, C, and D.

   Each series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Bond Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Total Return Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate.

Note 2--Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security Valuation

   In determining the value of the investments of the Growth Series, Bond Series, Total Return Series, International Series, Balanced Series and the Real Estate Series, equity securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or if no sales are reported, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of broker quotations or valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Use of pricing services has been approved by the Trustees. Short-term securities having a remaining maturity of less than sixty days, are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share. The assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the weighted average maturity of its portfolio will not exceed 90 days.

B. Security Transactions and Related Income

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

                                      2-36

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1995

C. Income Taxes

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign Currency Translation

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The gain or loss resulting from a change in exchange rates between the trade and settlement dates of a portfolio transaction or between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures Contracts

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Trust Expenses

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made. For the year ended December 31, 1995, total Fund expenses were reduced $37,489 under expense offset arrangements with the custodian. Custodian expenses in the Statement of Operations exclude these credits. The Series could have invested a portion of the assets utilized in connection with the offset arrangements in an income producing asset.

                                      2-37

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                December 31, 1995

Note 3--Investment Advisory Fees and Related Party Transactions

   As compensation for its services to the Fund, the Adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series.

                      Rate for        Rate for     Rate for excess
                        first           next          over $500
   Series           $250 million    $250 million       million
    -------------   -------------   ------------   ----------------
   Money Market          .40%           .35%             .30%
   Bond                  .50            .45              .40
   Balanced              .55            .50              .45
   Total Return          .60            .55              .50
   Growth                .70            .65              .60
   International         .75            .70              .65

   The investment adviser for the Real Estate Series is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion.

   Pursuant to a Sub-Advisory Agreement with the Series, PRS delegates certain investment decisions and research functions to ABKB/LaSalle Securities Limited Partnership ("ABKB") for which ABKB is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Series for the first $1 billion.

   Each Series (except the International and Real Estate Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to .15% of its average net assets. The International and Real Estate Series pay other operating expenses up to .40% and .25%, respectively, of its average net assets. Expenses above these limits are paid by the Advisers, PIC, PRS and/or PHL and/or PHL Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, PHL receives a fee at an annual rate of 0.06% of the average daily net assets of each Series for bookkeeping, administrative and pricing services.

   At December 31, 1995, PHL and affiliates held shares in the Phoenix Edge Series Fund and/or in the underlying unit investment trusts which aggregated the following:

   Growth Series                                                   $7,606,203
   Real Estate Series                                               5,841,310

Note 4--Purchases and Sales of Securities

   Purchases and sales of securities during the period ended December 31, 1995 (excluding U.S. Government securities, short-term securities, and forward currency contracts) aggregated the following:

                                                  Purchases         Sales
                                                -------------   --------------
   Bond Series                                  $   81,970,300   $   72,082,225
   Growth Series                                 1,410,082,225    1,184,097,550
   Total Return Series                             389,921,755      302,404,123
   International Series                            281,669,088      276,885,163
   Balanced Series                                 255,518,719      228,537,422
   Real Estate Series                                8,067,052          660,084

   There were no purchases or sales of such securities in the Money Market
   Series.

   Purchases and sales of long-term U.S. Government securities during the period ended December 31, 1995 aggregated the following:

                                                  Purchases         Sales
                                                -------------   --------------
  Bond Series                                   $ 69,365,864     $ 57,239,638
  Total Return Series                             67,477,130       74,064,981
  Balanced Series                                101,423,541      106,851,394

   There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth, International, or Real Estate Series.

                                      2-38

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1995

Note 5--Forward Currency Contracts

   At December 31, 1995, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

                                                                      Net
                              In                                  Unrealized
           Contracts       Exchange       Settlement             Appreciation
           to Deliver         For            Date       Value  (Depreciation)
            ----------  ---------------   ----------   --------   -----------
   SK      27,300,000    US$  4,081,816     2/1/96  $ 4,119,387    $(37,571)
   YEN    748,000,000    US$  7,424,318     3/1/96    7,321,723     102,595
   YEN  1,560,000,000    US$ 15,384,615     4/1/96   15,337,435      47,180
                                                                   ----------
                                                                   $112,204
                                                                   ==========

   SK = Swedish Krona
   YEN = Japanese Yen
   US$ = U.S. Dollar

   As of December 31, 1995, the International Series had $3,392,180 in short-term securities segregated as collateral to cover the open forward currency contracts.

Note 6--Reclassification of Capital Accounts

   In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. As of December 31, 1995, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                   Undistributed                  Capital paid
                                        net        Accumulated    in on shares
                                    investment     net realized   of beneficial
                                      income     gains/(losses)     interest
                                   -------------   ------------   -------------
   Growth                           $(1,343,698)    $1,324,478      $  19,220
   Bond                                  45,942        (16,652)       (29,290)
   Total Return                         134,575       (134,575)            --
   International                       (263,213)       711,397       (448,184)
   Balanced                             (93,623)        87,927          5,696

Note 7--Capital Loss Carryovers

   At December 31, 1995, the Series of the Fund had available for federal income tax purposes unused capital losses as follows:

                                                Expiring on 2001      2002
                                               ----------------    -----------
   Bond                                             $883,661        $825,646

   In addition, the Balanced and Bond Series utilized capital loss carryovers in the current year of $3,251,289 and $718,824, respectively.

   Under current tax law, capital losses realized after October 31, 1995 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1995, the International Series elected to defer $1,730,497 in losses occurring between November 1, 1995 and December 31, 1995. In addition, certain of the Series were able to utilize post October losses deferred in the prior year against current year capital gains as follows:

                                                            Reversal of
                                                            Prior year
                                                              Capital
                                                          losses deferred
                                                          ----------------
   Balanced                                                 $3,047,431
   International                                             4,089,997

                                      2-39

                       REPORT OF INDEPENDENT ACCOUNTANTS

[logo: Price Waterhouse LLP                              Price Waterhouse logo]

To the Shareholders and Trustees of
The Phoenix Edge Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Bond Series, Total Return Series, International Series, Balanced Series and Real Estate Series (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
February 12, 1996

                                      2-40

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting in lieu of the Annual Meeting of shareholders of the Phoenix Edge Series Fund was held on October 26, 1995 to approve the following matters:

  1. Fix the number of trustees at eleven and elect such number as detailed below.

  2. Ratify selection of Price Waterhouse LLP, independent accountants as auditors for the fiscal year ending December 31, 1995.

  3. That the Fund's investment restrictions be revised to permit up to 15% of the Fund's net assets to be invested in illiquid securities.

Subsequently, and in accordance with the provision in the Fund's Declaration of Trust, the Trustees voted to increase the number of Trustees to fourteen and to appoint three additional Trustees to fill the vacancies caused by the increase.

On the record date for this meeting, there were 113,999,512 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.

        Number of votes:               For        Against     Abstain
                                   -----------   ---------   ----------
1. Election of Trustees            110,761,926   3,237,586
   C. Duane Blinn
   Robert Chesek
   E. Virgil Conway
   Harry Dalzell-Payne
   Leroy Keith, Jr.
   Philip R. McLoughlin
   James M. Oates
   Philip R. Reynolds
   Herbert Roth, Jr.
   Richard E. Segerson
   Lowell P. Weicker, Jr.

2. Price Waterhouse LLP            109,781,530   1,025,996   3,191,986

3. Investment Restriction           97,013,585   9,803,958   7,181,969

                                      2-41

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Martin J. Gavin, Executive Vice President
Michael E. Haylon, Executive Vice President
William J. Newman, Executive Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
James M. Dolan, Vice President
Jeanne H. Dorey, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
C. Edwin Riley, Jr., Vice President
Amy L. Robinson, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
John T. Wilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Investment Adviser (Real Estate Series)
Phoenix Realty Securities, Inc.
38 Prospect Street
Hartford, CT 06115-2520

Custodian
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

International Series Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Real Estate Series Custodian
State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel
Jorden Burt, Berenson & Johnson LLP
Suite 400 East
1025 Thomas Jefferson Street N.W.
Washington, D.C. 20007-0805

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

 _____________________________________________________________________________
This report is not authorized for distribution to prospective investors in
The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge and other pertinent information.
 _____________________________________________________________________________

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

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

[cover]

[Phoenix Home Life logo]

Phoenix Home Life Mutual Insurance Company
101 Munson Street
P.O. Box 810
Greenfield, Massachusetts 01302-0810

OL1273 (2/96)
4450.04

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 U.S. Postage
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Permit No. 444
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(C) 1995 Phoenix Home Life Mutual Insurance Company